                                                                  Exhibit 10.74
                             TWELFTH AMENDMENT TO
                         LOAN AND SECURITY AGREEMENT

            THIS TWELFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT, dated as of September 30, 1998, is entered into by and among CONGRESS FINANCIAL CORPORATION, a Delaware corporation, successor by merger to Congress Financial Corporation, a California corporation ("Lender"), HANOVER DIRECT PENNSYLVANIA, INC., a Pennsylvania corporation ("HDPI"), BRAWN OF CALIFORNIA, INC., a California corporation ("Brawn"), GUMP'S BY MAIL, INC., a Delaware corporation ("GBM"), GUMP'S CORP., a California corporation ("Gump's"), HANOVER HOLDING CORP., a Delaware corporation, successor by merger of The Company Store, Inc. with and into Tweeds, Inc., which has changed its name to Hanover Holding Corp. ("HH Corp."; as hereinafter further defined), LWI HOLDINGS, INC., a Delaware corporation ("LWI"), AEGIS CATALOG CORPORATION, a Delaware corporation ("Aegis"), HANOVER DIRECT VIRGINIA INC., a Delaware corporation ("HDV"), HANOVER REALTY, INC., a Virginia corporation ("Hanover Realty"), and THE AUSTAD COMPANY, a South Dakota corporation ("Austad"; and together with HDPI, Brawn, GBM, Gump's, HH Corp., LWI, Aegis, HDV and Hanover Realty, each individually referred to herein as an "Existing Borrower" and collectively, "Existing Borrowers"), and HANOVER DIRECT, INC., a Delaware corporation ("Hanover"), AEGIS RETAIL CORPORATION, a Delaware corporation, AEGIS SAFETY HOLDINGS, INC., a Delaware corporation ("Aegis Holdings"), AEGIS VENTURES, INC., a Delaware corporation ("Aegis Ventures"), AMERICAN DOWN & TEXTILE COMPANY, a Wisconsin corporation, BRAWN WHOLESALE CORP., a California corporation ("Brawn Wholesale"), THE COMPANY STORE FACTORY, INC., a Delaware corporation, successor by merger of The Company Factory, Inc., a Wisconsin corporation, with and into The Company Store Factory, Inc. ("TCS Factory"), THE COMPANY OFFICE, INC., a Delaware corporation, successor by merger to The Company Office, Inc., a Wisconsin corporation ("TCS Office"), COMPANY STORE HOLDINGS, INC., a Delaware corporation ("CSHI"), D.M. ADVERTISING, INC., a New Jersey corporation, GUMP'S CATALOG, INC., a Delaware corporation, GUMP'S HOLDINGS, INC., a Delaware corporation, HANOVER CASUALS, INC., a Delaware corporation ("Hanover Casuals"), HANOVER CATALOG HOLDINGS, INC., a Delaware corporation ("Hanover Catalog"), HANOVER FINANCE CORPORATION, a Delaware corporation ("HFC"), HANOVER LIST MANAGEMENT INC., a New Jersey corporation ("Hanover List"), HANOVER VENTURES, INC., a Delaware corporation ("Hanover Ventures"), LWI RETAIL, INC., an Ohio corporation, SCANDIA DOWN CORPORATION, a Delaware corporation ("Scandia"), AUSTAD HOLDINGS, INC., a Delaware corporation ("Austad Holdings"), YORK FULFILLMENT COMPANY, INC., a Pennsylvania corporation ("York Fulfillment"), and TWEEDS OF VERMONT, INC., a Delaware corporation (each individually an "Existing Guarantor" and collectively, "Existing Guarantors"), TWEEDS, LLC, a Delaware limited liability company ("Tweeds LLC"; as hereinafter further defined), SILHOUETTES, LLC, a Delaware limited liability company ("Silhouettes LLC"; as hereinafter further defined), HANOVER COMPANY STORE, LLC, a Delaware limited liability company ("HCS LLC"; as hereinafter further defined), DOMESTICATIONS, LLC, a Delaware limited liability company ("Domestications LLC"; as hereinafter further defined), COLONIAL GARDEN KITCHENS, INC., a Delaware corporation ("Colonial Garden"; as hereinafter further defined), HANOVER HOME FASHIONS GROUP, LLC, a Delaware limited liability company ("HHFG LLC"; as hereinafter further defined), HANOVER WOMEN'S APPAREL, LLC, a Delaware limited liability company ("HWA LLC"; as hereinafter further defined), and KEYSTONE FULFILLMENT, INC., a Delaware corporation ("Keystone"; as hereinafter further defined). Each Existing Borrower, together with Tweeds LLC, Silhouettes LLC, HCS LLC, Domestications LLC and Colonial Garden, shall hereinafter be referred to individually as a "Borrower" and collectively as "Borrowers", and each Existing Guarantor, together with HWA LLC, HHFG LLC and Keystone, shall hereinafter be referred to individually as a "Guarantor" and collectively as "Guarantors".

                             W I T N E S S E T H:

            WHEREAS, Existing Borrowers, Existing Guarantors and Lender are parties to the Loan and Security Agreement, dated November 14, 1995, as amended by the First Amendment to Loan and Security Agreement, dated February 22, 1996, the Second Amendment to Loan and Security Agreement, dated April 16, 1996 (the "Second Amendment to Loan Agreement"), the Third Amendment to Loan and Security Agreement, dated May 24, 1996, the Fourth Amendment to Loan and Security Agreement, dated May 31, 1996, the Fifth Amendment to Loan and Security Agreement, dated September 11, 1996, the Sixth Amendment to Loan and Security Agreement, dated as of December 5, 1996, the Seventh Amendment to Loan and Security Agreement, dated as of December 18, 1996, the Eighth Amendment to Loan and Security Agreement, dated as of March 26, 1997, the Ninth Amendment to Loan and Security Agreement, dated as of April 18, 1997, the Tenth Amendment to Loan and Security Agreement, dated as of October 31, 1997, and the Eleventh Amendment to Loan and Security Agreement, dated as of March 25, 1998 (as so amended, the "Loan Agreement"), pursuant to which Lender has made loans and advances to Existing Borrowers; and

            WHEREAS, Existing Borrowers and Existing Guarantors have requested that Lender consent to, and enter into certain amendments to the Loan Agreement and agreements with respect to certain transactions as described herein in connection with, the corporate reorganization of certain Existing Borrowers and certain Existing Guarantors; and

            WHEREAS, Existing Borrowers and Existing Guarantors have requested that each of Tweeds LLC, Silhouettes LLC, HCS LLC, Domestications LLC and Colonial Garden become a Revolving Loan Borrower pursuant to the terms and conditions of the Loan Agreement, as amended hereby, and that each of HWA LLC, HHFG LLC and Keystone become a Guarantor pursuant to the terms and conditions of the Loan Agreement, as amended hereby; and

            WHEREAS, Existing Borrowers and Existing Guarantors have also requested that Lender acknowledge that it has released certain availability reserves previously established by Lender against the Revolving Loan availability of LWI and HDPI; and

            WHEREAS, Existing Borrowers and Existing Guarantors have also requested that Lender consent to the assignment by Hanover Catalog and Brawn of, and that Lender release its security interest in and lien on, certain Trademarks described herein; and

            WHEREAS, the parties to the Loan Agreement desire to enter into this Twelfth Amendment to Loan and Security Agreement (this "Amendment") to evidence and effectuate such consents, amendments and agreements, and certain other amendments to the Financing Agreements relating thereto, in each case subject to the terms and conditions and to the extent set forth herein;

            NOW, THEREFORE, in consideration of the premises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

            1. Definitions.

                  (a) Additional Definitions. As used herein or in any of the other Financing Agreements, the following terms shall have the meanings given to them below, and the Loan Agreement shall be deemed and is hereby amended to include, in addition and not in limitation, the following definitions:

                        (i) "Additional Hanover Subsidiary Merger Agreements" shall mean, collectively, the certificates or agreements executed, delivered or filed in connection with, or otherwise evidencing, the Hanover List/DM Advertising Merger, the Austad/Austad Holdings Merger, the LWI Retail/LWI Holdings Merger, the TCS Factory/Company Factory Merger, the TCS Office/Company Office Merger, the TCSI/Tweeds Merger, and the Aegis Safety/HDI Merger and all related agreements, documents and instruments, as the same now exist or may hereafter be entered into, amended, modified, supplemented, extended, renewed, restated or replaced.

                        (ii) "Aegis Safety/HDI Merger" shall mean the merger of Aegis Safety Holdings, Inc. with and into Hanover Direct, Inc., with Hanover Direct, Inc. as the surviving corporation.

                        (iii) "Austad/Austad Holdings Merger" shall mean the merger of The Austad Company with and into Austad Holdings, Inc., with Austad Holdings, Inc. as the surviving corporation, which shall, contemporaneously with that merger and pursuant thereto, change its name to The Austad Company.

                        (iv) "Colonial Garden" shall mean Colonial Garden Kitchens, Inc., a Delaware corporation, and its successors and assigns.

                        (v) "Colonial Garden Catalog Assets" shall mean all of the assets and properties that (A) are or were owned by HDPI immediately before the consummation of Phase I of the Hanover 1998 Reorganization as to Colonial Garden and (B) are or have been owned or acquired by Colonial Garden at any time on or after the effective date of Phase I of the Hanover 1998 Reorganization as to Colonial Garden, which assets and properties were and are primarily related to or primarily used in connection with or arise from the sale of merchandise or services sold through the "Colonial Garden Kitchens" mail order catalog, including, without limitation, all Accounts, Inventory, Customer Lists and other General Intangibles so related, used or sold.

                        (vi) "Colonial Garden Eligible Inventory" shall mean all Colonial Garden Catalog Assets consisting of finished goods Inventory of Colonial Garden in the merchandise categories of work saving and lifestyle enhancing items for the kitchen and home offered for sale by Colonial Garden in its "Colonial Garden Kitchen" catalog, or such other catalogs created or acquired by Colonial Garden covering substantially similar merchandise which Colonial Garden has requested Lender to include in this Inventory category.

                        (vii) "Company Store Catalog Assets" shall mean all of the assets and properties that (A) are or were owned by HH Corp. immediately before the consummation of Phase I of the Hanover 1998 Reorganization as to HH Corp. and (B) are or have been owned or acquired by HCS LLC at any time after the effective date of Phase I of the Hanover 1998 Reorganization as to HH Corp., which assets and properties were and are primarily related to or primarily used in connection with or arise from the sale of merchandise or services sold through the "The Company Store" mail order catalog, including, without limitation, all Accounts, Inventory, Customer Lists and other General Intangibles so related, used or sold.

                        (viii) "Domestications Catalog Assets" shall mean all of the assets and properties that (A) are or were owned by HDV immediately before the consummation of Phase I of the Hanover 1998 Reorganization as to HDV, and
(B) are or have been owned or acquired by Domestications LLC at any time on or after the effective date of Phase I of the Hanover 1998 Reorganization as to HDV, which assets and properties were and are primarily related to or primarily used in connection with or arise from the sale of merchandise or services sold through the "Domestications" mail order catalog, including, without limitation, all Accounts, Inventory, Customer Lists and other General Intangibles so related, used or sold.

                        (ix) "Domestications LLC" shall mean Domestications, LLC, a Delaware limited liability company, and its successors and assigns.

                        (x) "Domestications LLC Eligible Inventory" shall mean all Domestications Catalog Assets consisting of Inventory of Domestications LLC in the merchandise categories of home fashions offered for sale by Domestications LLC in its "Domestications" catalog or such other catalogs created or acquired by Domestications LLC covering substantially similar merchandise which Domestications LLC has requested Lender to include in this Inventory category.

                        (xi) "HCS LLC" shall mean Hanover Company Store, LLC, a Delaware limited liability company, and its successors and assigns.

                        (xii) "HCS LLC Eligible Inventory" shall mean all the Company Store Catalog Assets consisting of Inventory of HCS LLC in the merchandise categories of comforters, blankets, sheets, towels, curtains, pillows, featherbeds, decorative home products, loungewear and outer garments offered for sale by HCS LLC in its "The Company Store" catalog, or such other catalog created by HCS LLC covering substantially similar merchandise which HCS LLC has requested Lender to include in this Inventory category.

                        (xiii) "HH Corp." shall mean Hanover Holding Corp., a Delaware corporation, and its successors and assigns, the surviving corporation of the TCSI/Tweeds Merger.

                        (xiv) "HHFG LLC" shall mean Hanover Home Fashions Group, LLC, a Delaware limited liability company, and its successors and assigns.

                        (xv) "HWA LLC" shall mean Hanover Women's Apparel, LLC, a Delaware limited liability company, and its successors and assigns.

                        (xvi) "Hanover List/DM Advertising Merger" shall mean the merger of Hanover List Management, Inc. with and into D.M. Advertising, Inc., with D.M. Advertising, Inc. as the surviving corporation.

                        (xvii) "Hanover 1998 Reorganization" shall mean, individually and collectively, the reorganization steps and transactions effected under the Hanover 1998 Reorganization Agreements.

                        (xviii) "Hanover 1998 Reorganization Agreements" shall mean, collectively, the agreements, documents and instruments listed in Schedule 1 hereto, the Hanover Subsidiary Dissolution Agreements, the Additional Hanover Subsidiary Merger Agreements, and all related agreements, documents and instruments executed, delivered or filed in connection with, or otherwise evidencing, each of the transactions consented to in Section 2 hereof, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                        (xix) "Hanover Subsidiary Dissolution Agreements" shall mean, collectively, the certificates or agreements executed, delivered or filed in connection with, or otherwise evidencing, the dissolution of Aegis Ventures, Hanover Casuals, Gump's Catalog, HFC, York Fulfillment, Brawn Wholesale, Hanover Ventures, and all related agreements, documents and instruments, as the same now exist or may hereafter entered into, be amended, modified, supplemented, extended, renewed, restated or replaced.

                        (xx) "Keystone Fulfillment" shall mean Keystone Fulfillment, Inc., a Delaware corporation, and its successors and assigns.

                        (xxi) "La Crosse, Wisconsin Telemarketing Center Assets" shall mean all of the fixed assets that (A) are or were owned by HH Corp. immediately before the consummation of Phase I of the Hanover 1998 Reorganization as to HH Corp. and (B) are or have been owned or acquired by HHFG LLC at any time on or after the effective date of Phase I of the Hanover 1998 Reorganization as to HH Corp, which fixed assets were and are primarily related to or primarily used in connection with the business and operations of the telemarketing and call center located at 455 Park Plaza, La Crosse, Wisconsin.

                        (xxii) "LWI Retail/LWI Holdings Merger" shall mean the merger of LWI Retail, Inc. with and into LWI Holdings, Inc., with LWI Holdings, Inc. as the surviving corporation.

                        (xxiii) "Phase I of the Hanover 1998 Reorganization" shall mean the transactions comprising part of the Hanover 1998 Reorganization consented to in Section 2(a) hereof.

                        (xxiv) "Roanoke, Virginia Fulfillment Center Assets" shall mean all of the fixed assets that (A) are or were owned by HDV immediately before the consummation of Phase I of the Hanover 1998 Reorganization as to HDV, and (B) are or have been owned or acquired by HHFG LLC at any time on or after the effective date of Phase I of the Hanover 1998 Reorganization as to HDV, which fixed assets were and are primarily related to or primarily used in connection with the business and operations of the mail order fulfillment center located at 5022 Hollins Road, Roanoke, Virginia, also known as The Home Fashion Center, including, without limitation, any leasehold interest of HDV with respect to such premises.

                        (xxv) "Silhouettes Catalog Assets" shall mean all of the assets and properties that (A) are or were owned by HDPI immediately before the consummation of Phase I of the Hanover 1998 Reorganization as to HDPI, and (B) are or have been owned or acquired by Silhouettes LLC at any time on or after the effective date of Phase I of the Hanover 1998 Reorganization as to HDPI, which assets and properties were and are primarily related to or primarily used in connection with or arise from the sale of merchandise or services sold through the "Silhouettes" mail order catalog, including, without limitation, all Accounts, Inventory, Customer Lists and other General Intangibles so related, used or sold.

                        (xxvi) "Silhouettes LLC" shall mean Silhouettes, LLC, a Delaware limited liability company, and its successors and assigns.

                        (xxvii) "Silhouettes LLC Eligible Inventory" shall mean all Silhouettes Catalog Assets consisting of finished goods Inventory of Silhouettes LLC in the merchandise category of women's apparel and accessories offered for sale by Silhouettes LLC in its "Silhouettes" catalog, or such other catalogs created or acquired by Silhouettes LLC covering substantially similar merchandise which Silhouettes LLC has requested Lender to include in this Inventory category.

                        (xxviii) "TCS Factory/Company Factory Merger" shall mean the merger of The Company Factory, Inc., a Wisconsin corporation, with and into The Company Store Factory, Inc., a Delaware corporation, with The Company Store Factory, Inc. as the surviving corporation.

                        (xxix) "TCS Office/Company Office Merger" shall mean the merger of The Company Office, Inc., a Wisconsin corporation, with and into The Company Office, Inc., a Delaware corporation, with The Company Office, Inc., a Delaware corporation, as the surviving corporation.

                        (xxx) "TCSI/Tweeds Merger" shall mean the merger of The Company Store, Inc. with and into Tweeds, Inc., with Tweeds, Inc. as the surviving corporation, which thereafter has changed its name to Hanover Holding Corp.

                        (xxxi) "Tweeds Catalog Assets" shall mean all of the assets and properties (A) that are or were owned by Tweeds immediately before the consummation of Phase I of the Hanover 1998 Reorganization as to Tweeds, and
(B) are or have been owned or acquired by Tweeds LLC at any time on or after the effective date of Phase I of the Hanover 1998 Reorganization as to Tweeds, which assets and properties were and are primarily related to or used in connection with or arise from the sale of merchandise or services through the "Tweeds" mail order catalog, including, without limitation, all Accounts, Inventory, Customer Lists and other General Intangibles so related, used or sold.

                        (xxxii) "Tweeds LLC" shall mean Tweeds, LLC, a Delaware limited liability company, and its successors and assigns.

                        (xxxiii) "Tweeds LLC Eligible Inventory" shall mean all Tweeds Catalog Assets consisting of Inventory of Tweeds LLC in the merchandise categories of men's and women's apparel, shoes, hosiery, costume jewelry, accessories and outerwear offered for sale by Tweeds LLC in its "Tweeds" catalog or such other catalogs created or acquired by Tweeds LLC covering substantially similar merchandise which Tweeds LLC has requested Lender to include in this Inventory category.

                        (xxxiv) "Tweeds of Vermont" shall mean Tweeds of Vermont, Inc., a Delaware corporation, and its successors and assigns.

                        (xxxv) "Wisconsin Retail Outlet Assets" shall mean all of the assets and properties that (A) are or were owned by HH Corp. immediately before the consummation of Phase I of the Hanover 1998 Reorganization as to HH Corp., and (B) are or have been owned or acquired by HH Corp. on and after the effective date of Phase I of the Hanover 1998 Reorganization as to HH Corp., which assets and properties are primarily related to or primarily used in connection with or arise from the business and operations of the four (4) retail outlet stores previously operated by HH Corp. and located in La Crosse, Wisconsin, including, without limitation, all Accounts, Inventory, and other General Intangibles so related, used or sold.

                  (b) Amendments to Definitions.

                        (i) Revolving Loan Borrowers. Effective as of the consummation of Phase I of the Hanover 1998

Reorganization, Section 1.117 of the Loan Agreement shall be deemed deleted in its entirety and replaced with the following:

                  "1.117 "Revolving Loan Borrowers" shall mean, individually and collectively, HDPI, Brawn, GBM, Gump's, HH Corp., Tweeds LLC, Silhouettes LLC, HCS LLC, Domestications LLC, Colonial Garden, LWI, HDV, Aegis and Austad."

                        (ii) General Merchandise Inventory. Effective as of the consummation of Phase I of the Hanover 1998 Reorganization as to Colonial Garden, Section 1.47 of the Loan Agreement shall be deemed amended by deleting the reference to "Colonial Garden Kitchens" referred to in that Section.

                        (iii) Home Furnishings Inventory. Effective as of the consummation of Phase I of the Hanover 1998 Reorganization as to HDV, Section
1.66 of the Loan Agreement shall be deemed amended by deleting the reference to the catalog "Domestications" referred to in that Section.

                        (iv) Eligible Inventory. Effective as of the consummation of Phase I of the Hanover 1998 Reorganization, the first sentence of Section 1.34 of the Loan Agreement is hereby shall be deemed amended by deleting the references to "TCS Eligible Inventory", "Tweeds Eligible Inventory" and "Women's Fashion Inventory", which shall be replaced with the following references: "Tweeds LLC Eligible Inventory", "HCS LLC Eligible Inventory", "Silhouettes LLC Eligible Inventory", "Domestications LLC Eligible Inventory" and "Colonial Gardens Eligible Inventory."

                        (v) TCS Eligible Inventory. Effective as of the consummation of Phase I of the Hanover 1998 Reorganization as to HH Corp., (A)
Section 1.130 of the Loan Agreement shall be deemed deleted in its entirety and replaced with the following: "[Intentionally Deleted]" and (B) all references to the term "TCS Eligible Inventory" contained in the Loan Agreement and any of the other Financing Agreements shall be deemed deleted.

                        (vi) Tweeds Eligible Inventory. Effective as of the consummation of Phase I of the Hanover 1998 Reorganization as to Tweeds, (A)
Section 1.140 of the Loan Agreement shall be deemed deleted in its entirety and replaced with the following: "Section 1.140 [Intentionally Deleted]" and (B) all references to the term "Tweeds Eligible Inventory" contained in the Loan Agreement or in any of the other Financing Agreements shall be deemed deleted.

                        (vii) Women's Fashion Inventory. Effective as of the consummation of Phase I of the Hanover 1998 Reorganization as to HDPI, (A)
Section 1.145 of the Loan

Agreement shall be deemed deleted in its entirety and replaced with the following: "1.145 [Intentionally Deleted]" and (B) all references to the term "Women's Fashion Inventory" contained in the Loan Agreement or in any of the other Financing Agreements shall be deemed deleted.

                  (c) Interpretation. For purposes of this Amendment, unless otherwise defined herein, all capitalized terms used herein that are defined in the Loan Agreement, shall have the respective meanings given to such terms in the Loan Agreement.

            2. Consents.

                  (a) Phase I of Hanover 1998 Reorganization. Subject to the terms and conditions contained herein and in the Loan Agreement and in the other Financing Agreements, and notwithstanding anything contained in Sections 6.2, 6.5, 6.6(a), 6.6(c) or 6.9 of the Loan Agreement to the contrary, Lender consents to the following transactions:

                        (i) the merger of TCSI with and into Tweeds, Inc., pursuant to the TCSI/Tweeds Merger, with Tweeds, Inc. as the surviving corporation, pursuant to which merger Tweeds, Inc. changed its name to Hanover Holding Corp. in accordance with the applicable Hanover 1998 Reorganization Agreements;

                        (ii) the formation of Silhouettes LLC and the contribution, assignment and transfer by HDPI to Silhouettes LLC of all of the Silhouettes Catalog Assets, subject to the security interests and liens of Lender therein, in consideration of a one hundred percent (100%) membership interest in Silhouettes LLC, and the assumption by Silhouettes LLC of all obligations, liabilities and indebtedness of HDPI allocated to the Silhouettes Catalog Assets (including the Obligations of HDPI allocated thereto, but without thereby releasing HDPI from liability therefor), all in accordance with the applicable Hanover 1998 Reorganization Agreements;

                        (iii) the formation of Tweeds LLC and the contribution, assignment and transfer by HH Corp. to Tweeds LLC of all of the right, title and interest of HH Corp., in and to the Tweeds Catalog Assets, but in any event excluding (A) the fifty percent (50%) ownership interest of HH Corp. in the Blue Ridge Associates general partnership, and (B) the leasehold interest of HH Corp. in the premises located at One Avery Row, Roanoke, Virginia, in each case, subject to the security interests and liens of Lender therein, in consideration of a one hundred percent (100%) membership interest in Tweeds LLC, and the assumption by Tweeds LLC of all obligations, liabilities and indebtedness of HH Corp. allocated to the Tweeds Catalog Assets (including the Obligations of HH Corp. allocated thereto, but without thereby releasing HH Corp. from liability therefor, but excluding in any event any obligations, liabilities and indebtedness of HH Corp. as a general partner of Blue Ridge Associates general partnership and also excluding loans made by Hanover to Tweeds, Inc. before the TCSI/Tweeds Merger for the purpose of funding the capital contribution of Tweeds, Inc. to the Blue Ridge Associates general partnership and those relating to the leasehold interest in One Avery
Row) all in accordance with the applicable Hanover 1998 Reorganization
Agreements;

                        (iv) the formation of HWA LLC by HDPI and HH Corp. and
(A) the contribution, assignment and transfer by HH Corp. to HWA LLC of ninety-nine and nine tenths percent (99.9%) of HH Corp.'s membership interest in Tweeds LLC in consideration of a membership interest in HWA LLC, expressed as a percentage equal to the fraction, (1) the numerator of which is the book value of the net assets contributed by HH Corp. to HWA LLC as of the effective date of Phase I of the Hanover 1998 Reorganization as to HH Corp. and (2) the denominator of which is equal to the sum of the book value of net assets contributed by each of HH Corp. and HDPI to HWA LLC as of the effective date of Phase I of the Hanover 1998 Reorganization as to HH Corp. and HDPI, and (B) the contribution, assignment and transfer by HDPI to HWA LLC of ninety-nine and nine tenths percent (99.9%) of HDPI's membership interest in Silhouettes LLC in consideration of a membership interest in HWA LLC, expressed as a percentage, equal to the fraction, (1) the numerator of which is the book value of the net assets contributed by HDPI to HWA LLC as of the effective date of Phase I of the Hanover 1998 Reorganization as to HDPI and (2) the denominator of which is the sum of the book value of the net assets contributed by each of HH Corp. and HDPI to HWA LLC as of the effective date of Phase I of the Hanover 1998 Reorganization as to HH Corp. and HDPI, in each case subject to the security interests and liens of Lender in the assets of HH Corp. and HDPI; provided, that, HWA LLC shall deliver to Lender, as soon as available, but in any event no later than January 15, 1999, a Secretary's or Assistant Secretary's Certificate stating the percentage membership interests of HDPI and HH Corp. in HWA LLC as of the effective date of that portion of Phase I of the Hanover 1998 Reorganization described in this Section 2(a)(iv) as reflected on the books and records of HWA LLC;

                        (v) the formation of HCS LLC and the contribution, assignment and transfer by HH Corp. to HCS LLC of all of the Company Store Catalog Assets (excluding in any event the Wisconsin Retail Outlet Assets and the La Crosse, Wisconsin Telemarketing Center Assets), subject to the security interests and liens of Lender therein, in consideration of a one hundred percent (100%) membership interest in HCS LLC, and the assumption by HCS LLC of all obligations, liabilities and indebtedness of HH Corp., as the surviving corporation to the TCSI/Tweeds Merger, allocated to the Company Store Catalog Assets (including the

Obligations of HH Corp., as the surviving corporation of the TCSI/Tweeds Merger, allocated thereto, but excluding in any event any obligations, liabilities and indebtedness of HH Corp. allocated to the Wisconsin Retail Outlet Assets and the La Crosse, Wisconsin Telemarketing Center Assets, but without thereby releasing HH Corp. from liability therefor), all in accordance with the applicable Hanover 1998 Reorganization Agreements;

                        (vi) the formation of Domestications LLC and the contribution, assignment and transfer by HDV to Domestications LLC of all of the Domestications Catalog Assets (excluding in any event, the Roanoke, Virginia Fulfillment Center Assets), subject to the security interests and liens of Lender therein, in consideration of a one hundred percent (100%) membership interest in Domestications LLC, and the assumption by Domestications LLC of all obligations, liabilities and indebtedness of HDV allocated to the Domestications Catalog Assets (including the Obligations of HDV allocated thereto, but excluding in any event any obligations, liabilities and indebtedness of HDV allocated to the Roanoke, Virginia Fulfillment Center Assets, but without thereby releasing HDV from liability therefor), all in accordance with the applicable Hanover 1998 Reorganization Agreements;

                        (vii) the formation of HHFG LLC by HDV and HH Corp., and
(A) the contribution, assignment and transfer by HH Corp. to HHFG LLC of the La Crosse, Wisconsin Telemarketing Center Assets and ninety-nine and nine tenths percent (99.9%) of HH Corp.'s membership interest in HCS LLC in consideration of a membership interest in HHFG LLC expressed as a percentage equal to the fraction, (1) the numerator of which is the book value of the net assets contributed by HH Corp. to HHFG LLC as of the effective date of Phase I of the Hanover 1998 Reorganization as to HDV and (2) the denominator of which is the sum of the book value of the net assets contributed by each of HDV and HH Corp. to HHFG LLC, as of the effective date of Phase I of the Hanover 1998 Reorganization as to HDV and HH Corp. and (B) the contribution, assignment and transfer by HDV to HHFG LLC of the Roanoke, Virginia Fulfillment Center Assets and the ninety-nine and nine tenths percent (99.9%) of HDV's membership interest in Domestications LLC in consideration of a membership interest in HHFG LLC, expressed as a percentage, equal to the fraction, (1) the numerator of which is the book value of the net assets contributed by HDV as of the effective date of Phase I of the Hanover 1998 Reorganization and (2) the denominator of which is the sum of the book value of net assets contributed by each of HDV and HH Corp. to HHFG LLC as of the effective date of Phase I of the Hanover 1998 Reorganization, in each case, subject to the security interests and liens of Lender in the assets of HDV and HH Corp.; provided, that, HHFG LLC shall deliver to Lender, as soon as available, but in any event no later than January 15,

1999, a Secretary's or Assistant Secretary's Certificate stating the percentage membership interests of HDV and HH Corp. in HHFG LLC as of the effective date of that portion of Phase I of the Hanover 1998 Reorganization described in this
Section 2(a)(vii) as reflected on the books and records of HHFG LLC;

                        (viii) the formation of Colonial Garden and the contribution, assignment and transfer by HDPI to Colonial Garden of all of the Colonial Garden Catalog Assets, subject to the security interests and liens of Lender therein, in consideration of all of the issued and outstanding shares of capital stock of Colonial Garden, and the assumption by Colonial Garden of all obligations, liabilities and indebtedness of HDPI allocated to the Colonial Garden Catalog Assets (including the Obligations of HDPI allocated thereto, but without thereby releasing HDPI from liability therefor), all in accordance with the applicable Hanover 1998 Reorganization Agreements;

                        (ix) the formation of Keystone Fulfillment and the capital contribution by Hanover of Ten Dollars ($10) in consideration of all of the issued and outstanding shares of capital stock of Keystone Fulfillment, in accordance with the applicable Hanover 1998 Reorganization Agreements;

                        (x) the merger of The Company Factory, Inc. with and into The Company Store Factory, Inc., pursuant to the TCS Factory/Company Factory Merger, with The Company Store Factory, Inc. as the surviving corporation, in accordance with the applicable Hanover 1998 Reorganization Agreements; and

                        (xi) the merger of The Company Office, Inc., a Wisconsin Corporation, with and into The Company Office, Inc., a Delaware corporation, pursuant to the TCS Office/Company Office Merger, with The Company Office, Inc., a Delaware corporation, as the surviving corporation, in accordance with the applicable Hanover 1998 Reorganization Agreements.

                  (b) Additional Hanover Subsidiary Mergers. Subject to the terms and conditions contained herein and in the Loan Agreement and in the other Financing Agreements, and notwithstanding anything contained in Section 6.7 of the Loan Agreement to the contrary, Lender consents to the Hanover List/DM Advertising Merger, the Austad/Austad Holdings Merger, the LWI Retail/LWI Holdings Merger and the Aegis Safety/HDI Merger, conditioned on the following:

                        (i) as soon as available, but in any event no later than ten (10) days after the date of the effectiveness of each of the Hanover List/DM Advertising Merger, the Austad/Austad Holdings Merger, the LWI Retail/LWI Holdings Merger and the Aegis Safety/HDI Merger, Lender shall have received, in form and substance satisfactory to Lender, (A) true and complete copies of all of the Additional Hanover Subsidiary Merger Agreements with respect to each such merger and (B) evidence that the Additional Hanover Subsidiary Merger Agreements with respect to each such merger have been duly executed and delivered by and to the appropriate parties thereto and the transactions contemplated under the terms of such Additional Hanover Subsidiary Merger Agreements have been duly and validly effected;

                        (ii) as soon as available, but in any event no later than ten (10) days after the date of the effectiveness of each of the Hanover List/DM Advertising Merger, the Austad/Austad Holdings Merger, the LWI Retail/LWI Holdings Merger and the Aegis Safety/HDI Merger, Lender shall have received, in form and substance satisfactory to Lender, evidence that the certificates of merger with respect to each such merger have been filed with the Secretary of State of the appropriate States of incorporation of each constituent corporation;

                        (iii) after giving effect to the consummation of the respective mergers consented to in this Section 2(b), no Event of Default or Incipient Default shall exist or have occurred and be continuing; and

                        (iv) the mergers consented to under this Section 2(b) and contemplated by the Additional Hanover Subsidiary Merger Agreements shall have occurred and be effective by no later than December 26, 1998 or such later date or dates as Lender shall approve in writing.

                  (c) Guarantor dissolutions. Subject to the terms and conditions contained herein and in the Loan Agreement and in the other Financing Agreements, and notwithstanding anything contained in Section 6.7 of the Loan Agreement to the contrary, Lender consents to the dissolution of Aegis Ventures, Hanover Casuals, Gump's Catalog, HFC and York Fulfillment, conditioned on the following:

                        (i) as soon as available, but in any event, no later than ten (10) days after the effectiveness of each of the dissolutions described in this Section 2(c), Borrowers and Guarantors shall deliver to Lender, in form and substance satisfactory to Lender, (A) true and complete copies of all of the Hanover Subsidiary Dissolution Agreements with respect to the dissolution of each such Guarantor and (B) evidence that the Hanover Subsidiary Dissolution Agreements with respect to the dissolution of each such Guarantor have been duly executed and delivered by and to the appropriate parties thereto, and the transactions contemplated under the terms of such Hanover Subsidiary Dissolution Agreements have been effected;

                        (ii) as soon as available, but in any event, no later than ten (10) days after the effectiveness of each of the dissolutions consented to in this Section 2(c), Lender shall have received, in form and substance satisfactory to Lender, evidence that the certificate of dissolution with respect to such Guarantor has been issued by the appropriate State governmental authority;

                        (iii) after giving effect to the respective dissolutions consented to in this Section 2(c), no Event of Default or Incipient Default shall exist or have occurred and be continuing; and

                        (iv) the dissolutions consented to under this Section 2(c) and contemplated by the Hanover Subsidiary Dissolution Agreements shall have occurred, and be effective, by no later than December 26, 1998 or such later date as Lender shall approve in writing.

                  (d) Withdrawal of Foreign Qualification by Tweeds of Vermont.

                        (i) Borrowers and Guarantors hereby notify Lender that Tweeds of Vermont intends to withdraw its qualification to do business as a foreign corporation in the State of Vermont on or before December 26, 1998. Borrowers and Guarantors jointly and severally represent and warrant to Lender that the nature of the business of Tweeds of Vermont as presently conducted does not require Tweeds of Vermont to qualify to do business as a foreign corporation in the State of Vermont, and the failure to be qualified does not and shall not have a material adverse effect on Borrowers or on the rights and interests of Lender in the Collateral or Guarantor Collateral.

                        (ii) As soon as available, but in any event no later than ten (10) days after the date of the effectiveness of the withdrawal by Tweeds of Vermont from qualification to do business as a foreign corporation in the State of Vermont, Borrowers shall deliver, or cause to be delivered, to Lender a certificate of withdrawal to do business as a foreign corporation that has been issued by the Vermont Secretary of State with respect to Tweeds of Vermont.

            3. Assumption of Obligations; Amendments to Guarantees and Financing Agreements; Acknowledgments with respect to Hanover 1998 Reorganization.

            Effective as of the earlier of the date hereof or effective date of completion of Phase I of the Hanover 1998 Reorganization as to the respective parties thereto:

                  (a) Each of Domestications LLC, HCS LLC, Tweeds LLC, Silhouettes LLC and Colonial Garden hereby expressly (i) assumes and agrees to be directly liable to Lender, jointly and severally with the other Borrowers, for all Obligations under, contained in, or arising out of the Loan Agreement and the other Financing Agreements applicable to all Borrowers and as applied to each of Domestications LLC, HCS LLC, Tweeds LLC, Silhouettes LLC and Colonial Garden as a Borrower and Guarantor, (ii) agrees to perform, comply with and be bound by all terms, conditions and covenants of the Loan Agreement and the other Financing Agreements applicable to all Borrowers and as applied to each of Domestications LLC, HCS LLC, Tweeds LLC, Silhouettes LLC and Colonial Garden as a Borrower and Guarantor, with the same force and effect as if each of Domestications LLC, HCS LLC, Tweeds LLC, Silhouettes LLC and Colonial Garden had originally executed and been an original Borrower and Guarantor party signatory to the Loan Agreement and the other Financing Agreements, and (iii) agrees that Lender shall have all rights, remedies and interests, including security interests in and to the Collateral granted pursuant to Section 4(a) hereof, the Loan Agreement and the other Financing Agreements, with respect to each of Domestications LLC, HCS LLC, Tweeds LLC, Silhouettes LLC and Colonial Garden and their respective properties and assets with the same force and effect as Lender has with respect to the other Borrowers and their respective assets and properties as if each of Domestications LLC, HCS LLC, Tweeds LLC, Silhouettes LLC and Colonial Garden had originally executed and had been an original Borrower and Guarantor party signatory to the Loan Agreement and the other Financing Agreements.

                  (b) Each of the respective Guarantee and Waivers, dated November 14, 1995, made by the Existing Borrowers as of that date in their capacities as Guarantors, as heretofore amended (collectively, the "Borrower Guarantees") shall be deemed further amended to include each of Domestications LLC, HCS LLC, Tweeds LLC, Silhouettes LLC and Colonial Garden as an additional Guarantor party signatory thereto. Each of Domestications LLC, HCS LLC, Tweeds LLC, Silhouettes LLC and Colonial Garden hereby expressly (i) assumes and agrees to be directly liable to Lender, jointly and severally with the other Borrowers signatories thereto and the Guarantors, for all Obligations as defined in the Borrower Guarantees, (ii) agrees to perform, comply with and be bound by all terms, conditions and covenants of the Borrower Guarantees with the same force and effect as if each of Domestications LLC, HCS LLC, Tweeds LLC, Silhouettes LLC and Colonial Garden had originally executed and been an original party signatory to each of the Borrower Guarantees, and (iii) agrees that Lender shall have all rights, remedies and interests with respect to each of Domestications LLC, HCS LLC, Tweeds LLC, Silhouettes LLC and Colonial Garden and their respective properties under the Borrower Guarantees with the same force and effect as if each of Domestications LLC, HCS LLC, Tweeds LLC,

Silhouettes LLC and Colonial Garden had originally executed and been an original party signatory to each of the Borrower Guarantees.

                  (c) The Guarantee and Waiver, dated November 14, 1995, executed by the Existing Guarantors as of such date, other than Hanover and the Existing Borrowers as of such date, in favor of Lender, as heretofore amended (the "Subsidiary Guarantee"), shall be deemed further amended to include HHFG LLC, HWA LLC and Keystone as an additional Guarantor party signatory thereto. Each of HHFG LLC, HWA LLC and Keystone hereby expressly (i) assumes and agrees to be directly liable to Lender, jointly and severally with the other Guarantors signatories thereto and the Borrowers, for all Obligations (as defined in the Subsidiary Guarantee), (ii) agrees to perform, comply with and be bound by all terms, conditions and covenants of the Subsidiary Guarantee with the same force and effect as if each of HHFG LLC, HWA LLC and Keystone had originally executed and been an original party signatory to the Subsidiary Guarantee, and (iii) agrees that Lender shall have all rights, remedies and interests with respect to each of HHFG LLC, HWA LLC and Keystone and their respective properties with the same force and effect as if each of HHFG LLC, HWA LLC and Keystone had originally executed and been an original party signatory to the Subsidiary Guarantee.

                  (d) Each of HHFG LLC, HWA LLC and Keystone hereby expressly
(i) assumes and agrees to be directly liable for all Obligations under, contained in, or arising out of the Loan Agreement, the General Security Agreement, dated November 14, 1995, by the Existing Guarantors as of such date, other than Hanover and Borrowers as of such date, in favor of Lender, as heretofore amended (the "Subsidiary General Security Agreement") and the other Financing Agreements applicable to all Guarantors and as applied to each of HHFG LLC, HWA LLC and Keystone as a Guarantor, (ii) agrees to perform, comply with and be bound by all terms, conditions and covenants of the Loan Agreement, the Subsidiary General Security Agreement and the other Financing Agreements applicable to all Guarantors and as applied to each of HHFG LLC and HWA LLC and Keystone as a Guarantor with the same force and effect as if each of HHFG LLC, HWA LLC and Keystone had originally executed and been an original Guarantor or Debtor, as the case may be, party signatory to the Loan Agreement, the Subsidiary General Security Agreement and the other Financing Agreements, and
(iii) agrees that Lender shall have all rights, remedies and interests, including security interests in the Collateral granted pursuant to Section 4(b) hereof, the Loan Agreement, the Subsidiary General Security Agreement, and the other Financing Agreements, with respect to each of HHFG LLC, HWA LLC and Keystone and their respective properties and assets with the same force and effect as if each of HHFG LLC, HWA LLC and Keystone had originally executed and had been an original Guarantor or Debtor, as the case may be, party signatory to the

Loan Agreement, the Subsidiary General Security Agreement and the other Financing Agreements, and such agreements shall be deemed so amended.

                  (e) Each Guarantor, including without limitation, Domestications LLC, HCS LLC, Tweeds LLC, Silhouettes LLC and Colonial Garden, in its capacity as Guarantor pursuant hereto, and each of HHFG LLC, HWA LLC and Keystone as a Guarantor pursuant hereto, hereby expressly and specifically ratifies, restates and confirms the terms and conditions of its respective Guarantee(s) in favor of Lender and its liability for all of the Obligations (as defined in its Guarantee(s)), and all other obligations, liabilities, agreements and covenants thereunder.

                  (f) Each Borrower, including, without limitation, Domestications LLC, HCS LLC, Tweeds LLC, Silhouettes LLC and Colonial Garden, and each Guarantor, including, without limitation, HHFG LLC, HWA LLC and Keystone, hereby agrees that all references to Borrower or Borrowers or other terms intended to refer to a Borrower or Borrowers, such as Debtor or Debtors, contained in any of the Financing Agreements are hereby amended to include each of Domestications LLC, HCS LLC, Tweeds LLC, Silhouettes LLC and Colonial Garden, and each other person or entity at any time hereafter made a "Borrower" under the Loan Agreement, as an additional Borrower or Debtor, or other appropriate term of similar import, as the case may be. Each Borrower, including, without limitation, Domestications LLC, HCS LLC, Tweeds LLC, Silhouettes LLC and Colonial Garden, and each Guarantor, including, without limitation, HHFG LLC, HWA LLC and Keystone, hereby agrees that all references to Guarantor or Guarantors or other terms intended to refer to a Guarantor or Guarantors, such as Debtor or Debtors, contained in any of the Financing Agreements are hereby amended to include each of Domestications LLC, HCS LLC, Tweeds LLC, Silhouettes LLC and Colonial Garden, in its capacity as Guarantor and each of HHFG LLC, HWA LLC and Keystone and each other person or entity at any time hereafter made a "Guarantor" under the Loan Agreement, as an additional Guarantor or Debtor, or other appropriate term of similar import, as the case may be.

                  (g) Each Borrower and Guarantor hereby acknowledges, confirms and agrees that, by operation of law and as provided in the Hanover 1998 Reorganization Agreements, as the case may be, and this Amendment:

                        (i) HH Corp., as the surviving corporation pursuant to the TCSI/Tweeds Merger, has continued and shall continue to be directly and primarily liable in all respects for the Obligations of TCSI arising prior to the effective time of the TCSI/Tweeds Merger;

                        (ii) Lender shall continue to have valid and perfected security interests, liens and rights in and to all of the Silhouettes Catalog Assets and the Company Store Catalog Assets and any other assets and properties owned and acquired (A) by HH Corp., as the surviving corporation of the TCSI/Tweeds Merger, and (B) by each Borrower or Guarantor that is the purchaser, assignee or transferee of any such assets and properties, pursuant to the Hanover 1998 Reorganization Agreements or otherwise, and all such assets and properties shall be deemed included in the Collateral or the Guarantor Collateral, as the case may be, and such security interests, liens and rights and their perfection and priorities have continued and shall continue in all respects in full force and effect;

                        (iii) The Company Store Factory, Inc., as the surviving corporation pursuant to the TCS Factory/Company Factory Merger, has continued and shall continue to be directly and primarily liable in all respects for the Obligations of The Company Factory, Inc. arising prior to the effective time of the TCS Factory/Company Factory Merger;

                        (iv) The Company Office, Inc., a Delaware corporation, as the surviving corporation pursuant to the TCS Office/Company Office Merger, has continued and shall continue to be directly and primarily liable in all respects for the Obligations of The Company Office, Inc., a Wisconsin corporation, arising prior to the effective time of the TCS Office/Company Office Merger;

                        (v) Lender has and shall continue to have valid and perfected security interests, liens and rights in and to all of the assets and properties owned and acquired (A) by The Company Store Factory, Inc., as the surviving corporation of the TCS Factory/Company Factory Merger, and (B) by The Company Office, Inc., a Delaware corporation, as the surviving corporation of the TCS Office/Company Factory Merger, pursuant to the Hanover 1998 Reorganization Agreements or otherwise, and all such assets and properties shall be deemed included in the Collateral and such security interests, liens and rights and their perfection and priorities have continued and shall continue in all respects in full force and effect;

                        (vi) Without limiting the generality of the foregoing,
(A) none of the transactions contemplated by the Hanover 1998 Reorganization Agreements shall in any way limit, impair or adversely affect the Obligations now or hereafter owed to Lender by any existing or former Borrowers or Guarantors or any security interests or liens in any assets or properties securing the same, (B) the security interests, liens and rights of Lender in and to the assets and properties of (1) The Company Store Factory, Inc., as the surviving corporation of the TCS Factory/Company Factory Merger, (2) The Company Office, Inc., a

Delaware corporation, as the surviving corporation of the TCS Office/Company Office Merger, (3) HH Corp., as the surviving corporation of the TCSI/Tweeds Merger, or (4) any Borrower or Guarantor that is the recipient, assignee or transferee of any such assets and properties contributed, assigned or transferred pursuant to the Hanover 1998 Reorganization Agreements have continued and, upon and after the consummation of the TCSI/Tweeds Merger, TCS Factory/Company Factory Merger, the TCS Office/Company Office Merger, or such contribution, assignment or transfer, as the case may be, shall continue to secure all Obligations to Lender of HH Corp., TCS Factory, TCS Office, or the predecessor owner of such assets and properties, as the case may be, in addition to all other existing and future Obligations of HH Corp, TCS Factory, TCS Office or such Borrower or Guarantor, as the case may be, to Lender.

            4. Collateral.

                  (a) New Borrower Collateral. Without limiting the provisions of Section 3(a) hereof, the Loan agreement and the other Financing Agreements, as collateral security for the prompt performance, payment and performance when due of all of the Obligations of Domestications LLC, HCS LLC, Tweeds LLC, Silhouettes LLC and Colonial Garden to Lender, each of Domestications LLC, HCS LLC, Tweeds LLC, Silhouettes LLC and each of Colonial Garden hereby grant to Lender, a continuing security interest in, and liens upon, and rights of setoff against, and Domestications LLC, HCS LLC, Tweeds LLC, Silhouettes LLC and Colonial Garden hereby pledges and assigns to Lender, all of its now owned and hereafter acquired and arising assets and properties, all of which shall be included in the definition of Collateral as set forth in the Loan Agreement (which definition is hereby amended accordingly), including, without limitation, the following:

                        (i) all of the following, whether now owned or hereafter acquired or arising: (A) all Accounts, including, without limitation, all MasterCard/VISA Receivables and all other Third Party Credit Card Receivables, and all monies, credit balances and other amounts due from or through or held by Third Party Credit Card Issuers, or other parties to the Third Party Credit Card Agreements, all monies paid by or through the Private Credit Card Purchaser, all rentals or license fees receivable in respect of sale, lease, or license of Customer Lists, all monies, securities and other property and the proceeds thereof, now or hereafter held or received by, or in transit to, Lender from or for it, whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all of its respective deposits (general or special), balances, sums and credits with Lender at any time existing; (B) all its right, title and interest, and all rights, remedies, security and liens, in, to and in respect of the Accounts and other Collateral, including, without limitation, rights of stoppage in transit, replevin, repossession and reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, guarantees or other contracts of suretyship with respect to the Accounts, deposits or other security for the obligations of any Account Debtor, all credit and other insurance; (C) all its right, title and interest in, to and in respect of all goods relating to, or which by sale have resulted in, Accounts, including, without limitation, all goods described in invoices, documents, contracts or instruments with respect to, or otherwise representing or evidencing, any Account or other Collateral, including, without limitation, all returned, reclaimed or repossessed goods; (D) all deposit accounts; and (E) all other general intangibles of every kind and description, including, without limitation, (1) tradenames and trademarks, and the goodwill of the business symbolized thereby, (2) patents, (3) copyrights, (4) licenses, (5) Federal, State and local tax and duty refund claims of all kinds, (6) catalogs and promotional materials, (7) all Customer Lists, and (8) all of its right, title and interest in and to Mail Order Joint Ventures, and other joint ventures, partnerships and other Persons;

                        (ii) Inventory;

                        (iii) Equipment;

                        (iv) Real Property;

                        (v) all present and future books, records, ledger cards, computer software (including all manuals, upgrades, modifications, enhancements and additions thereto), computer tapes, disks, other electronic data storage media, documentation of file and record formats and source code, documents, other property and general intangibles evidencing or relating to any of the above, any other Collateral or any Account Debtor, together with the file cabinets or containers in which the foregoing are stored; and

                        (vi) all present and future products and proceeds of the foregoing, in any form whatsoever, including, without limitation, any insurance proceeds and any claims against third persons for loss or damage to or destruction of any or all of the foregoing.

Notwithstanding the foregoing, the Collateral does not include (a) the GECC Collateral owned by Domestications LLC, HCS LLC, Tweeds LLC, Silhouettes LLC and Colonial Garden, other than the respective right, title and interest of Domestications LLC, HCS LLC, Tweeds LLC, Silhouettes LLC and Colonial Garden in and to the GECC Reserve Balance or (b) any leasehold interests of Domestications LLC, HCS LLC, Tweeds LLC, Silhouettes LLC and Colonial Garden in real property.

                  (b) New Guarantor Collateral. Without limiting the provisions of Section 3(d) hereof, the Loan Agreement, the Subsidiary General Security Agreement and the other Financing Agreements, as collateral security for the prompt payment and performance when due of all of the Obligations of HHFG LLC, HWA LLC and Keystone to Lender, each of HHFG LLC, HWA LLC and Keystone hereby grants to Lender, a continuing security interest in, and lien upon, and right of setoff against, and each of HHFG LLC, HWA LLC and Keystone hereby pledges and assigns to Lender, all of its now owned and hereafter acquired and arising assets and properties, all of which shall be included in the definition of Collateral as set forth in the Subsidiary General Security Agreement (which definition is hereby amended accordingly), including, without limitation, the following:

                        (i) all present and future: (A) accounts, credit card receivables (including credit card charge records and other evidences of credit card transactions), contract rights, general intangibles, chattel paper, documents and instruments (collectively, "Accounts"), including, without limitation, all obligations for the payment of money arising out of the sale, lease or other disposition of goods or other property or rendition of services, all monies, all credit balances, reserve balances and other monies due from or held by factors or credit card issuers or servicing agents or financial intermediaries; (B) all monies, securities and other property and the proceeds thereof, now or hereafter held or received by, or in transit to, Lender or any participant from or for it whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all of its deposits (general or special), balances, sums and credits with Lender or any participant at any time existing; (C) all of its right, title and interest, and all of its rights, remedies, security and liens, in, to and in respect of the Accounts and other collateral, including, without limitation, rights of stoppage in transit, replevin, repossession and reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, guaranties or other contracts of suretyship with respect to the Accounts, deposits or other security for the obligation of any account debtor, credit and other insurance; (D) all of its right, title and interest in, to and in respect of all goods relating to, or which by sale have resulted in Accounts, including, without limitation, all goods described in invoices, documents, contracts or instruments with respect to, or otherwise representing or evidencing, any Account or other collateral, including, without limitation, all returned, reclaimed or repossessed goods; (E) all deposit accounts; and (F) all other general intangibles of every kind and description, including, without limitation, (1) trade names and trademarks, and the goodwill of the business symbolized thereby, (2) patents, (3) copyrights,
(4) licenses, (5) claims and other choses in action, (6) Federal, State, local and foreign tax refund claims of all kinds, (7) catalogs and promotional materials, customer and mailing lists, and (8) all of its right, title and interest in and to joint ventures and partnerships;

                        (ii) all Inventory;

                        (iii) all Equipment;

                        (iv) all Real Property;

                        (v) all present and future books, records, ledger cards, computer programs and other property and general intangibles evidencing or relating to any of the above, any other collateral or any account debtor, together with the file cabinets or containers in which the foregoing are stored; and

                        (vi) all present and future products and proceeds of the foregoing, in any form, including, without limitation, any insurance proceeds and any claims against third persons for loss or damage to or destruction of any or all of the foregoing.

Notwithstanding the foregoing, the Collateral does not include (a) the GECC Collateral owned by HHFG LLC, HWA LLC and Keystone, other than the respective right, title and interest of HHFG LLC, HWA LLC and Keystone in and to the GECC Reserve Balance or (b) any leasehold interests of HHFG LLC, HWA LLC and Keystone in real property.

            5. Acknowledgments Regarding Additional Hanover Subsidiary Mergers and Hanover Guarantor Subsidiary Dissolutions.

                  (a) Mergers. Each of Borrowers and Guarantors hereby acknowledges, confirms and agrees that, upon the effectiveness of the mergers consented to under Section 2(b) hereof, by operation of law and this Amendment:

                        (i) Effective as of the effective time of the Austad/Austad Holdings Merger, (A) Austad Holdings, Inc. as the surviving corporation pursuant to the Austad/Austad Holdings Merger, which shall have contemporaneously therewith changed its name to The Austad Company, shall continue to be directly and primarily liable in all respects for the Obligations of Austad arising prior to the effective time of the Austad/Austad Holdings Merger and (B) Section 1.13 of the Loan Agreement shall be deleted in its entirety and replaced with the following:

                        "1.13  "Austad" shall mean The Austad
                  Company, a Delaware corporation, and its successors and assigns."

                        (ii) Effective as of the effective time of the Hanover List/D.M. Advertising Merger, D.M. Advertising, Inc., as the surviving corporation pursuant to the Hanover List/DM Advertising Merger, shall continue to be directly and primarily liable in all respects for the Obligations of Hanover List Management, Inc. arising prior to the effective time of the Hanover List/DM Advertising Merger;

                        (iii) Effective as of the effective time of the LWI Retail/LWI Holdings Merger, LWI Holdings, Inc., as the surviving corporation pursuant to the LWI Retail/LWI Holdings Merger, shall continue to be directly and primarily liable in all respects for the Obligations of LWI Retail, Inc. arising prior to the effective time of the LWI Retail/LWI Holdings Merger;

                        (iv) Effective as of the effective time of the Aegis Safety/HDI Merger, Hanover Direct, Inc., as the surviving corporation pursuant to the Aegis Safety/HDI Merger, shall continue to be directly and primarily liable in all respects for the Obligations of Aegis Safety Holdings, Inc. arising prior to the effective time of the Aegis Safety/HDI Merger;

                        (v) Lender shall continue to have valid and perfected security interests, liens and rights in and to all assets and properties owned and acquired by the respective surviving corporations, including, without limitation, all assets and properties acquired pursuant to the mergers consented to under Section 2(b) hereof, and all such assets and properties shall be deemed included in the Guarantor Collateral or the Collateral, as the case may be, and such security interests, liens and rights and their perfection and priorities shall continue in all respects in full force and effect; and

                        (vi) Without limiting the generality of the foregoing,
(A) none of the mergers to be consummated as consented to under Section 2(b) hereof shall in any way limit, impair or adversely affect the Obligations then or thereafter owed to Lender by any existing or former Borrowers or Guarantors or any security interests or liens in any assets or properties securing the same, and (B) the security interests, liens and rights of Lender in and to the assets and properties of each Borrower and each Guarantor that is either the merged or the surviving corporation pursuant to the mergers consented to under
Section 2(b) hereof, shall, upon and after the consummation of such mergers, continue to secure all Obligations to Lender of the merged corporation and of each surviving corporation, in addition to all other existing and future Obligations of such surviving corporation to Lender.

                  (b) Guarantor dissolutions. Each of Borrowers and Guarantors hereby acknowledges, confirms and agrees that, upon the effectiveness of the dissolutions of those Guarantors consented to under Section 2(c) hereof:

                        (i) The dissolutions of those Guarantors consented to under Section 2(c) hereof shall not in any way limit, impair or adversely affect the Obligations now or hereafter owed to Lender by any continuing Borrower or Guarantor, including, without limitation, any such Obligations they have as shareholders of such dissolved Guarantors pursuant to applicable law; and

                        (ii) Lender shall continue to have valid and perfected security interests, liens and rights in and to all assets and properties of each existing or former Guarantor whose dissolution has been consented to under
Section 2(c) hereof. Such assets and properties shall continue to be deemed included in the Guarantor Collateral, and such security interests, liens and rights and their perfection and priorities shall continue in all respects in full force and effect.

                        (iii) On or before the dissolution of HFC as consented to under Section 2(c) hereof, the Austad Subordinated Notes shall, pursuant to the Hanover Subsidiary Dissolution Agreements and by operation of law, be assigned, distributed or conveyed to HDPI as the sole shareholder of HFC. The security interests, liens, rights and their perfection and priority of Lender in the Austad Subordinated Notes shall continue in all respects in full force and effect. HDPI and HFC shall deliver to Lender, in form and substance satisfactory to Lender, documents, agreements or instruments to amend the existing Allonge Indorsements in favor of Lender to each of the Austad Subordinated Notes to reflect such assignment, distribution or conveyance.

            6. Allocation of Revolving Loans and Letter of Credit
Accommodations. Each of Borrowers and Guarantors confirms, acknowledges and agrees that:

                  (a) as of the effective date of Phase I of the Hanover 1998 Reorganization, the portion of the Revolving Loans and Letter of Credit Accommodations to or for the account of HDPI determined by Lender to be allocable to the Silhouettes Catalog Assets before the consummation of Phase I of the Hanover 1998 Reorganization as to HDPI, shall be deemed to be Revolving Loans and Letter of Credit Accommodations of Silhouettes LLC;

                  (b) as of and after the effective date of Phase I of the Hanover 1998 Reorganization as to Colonial Garden, the portion of the Revolving Loans and Letter of Credit Accommodations to or for the account of HDPI determined by Lender to be allocable to the Colonial Garden Catalog Assets before the consummation of Phase I of the Hanover 1998 Reorganization as to Colonial Garden, shall be deemed to be Revolving Loans and Letter of Credit Accommodations of Colonial Garden;

                  (c) as of and after the effective date of Phase I of the Hanover 1998 Reorganization as HDV, the portion of the Revolving Loans and Letter of Credit Accommodations to or for the account of HDV determined by Lender to be allocable to the Domestications Catalog Assets before the consummation of Phase I of the Hanover 1998 Reorganization shall be deemed to be Revolving Loans and Letter of Credit Accommodations of Domestications LLC;

                  (d) as of and after the effective date of Phase I of the Hanover 1998 Reorganization as to HH Corp., the portion of the Revolving Loans and Letter of Credit Accommodations to or for the account of HH Corp. determined by Lender to be allocable to the Tweeds Catalog Assets before the consummation of Phase I of the Hanover 1998 Reorganization as to HH Corp. shall be deemed to be Revolving Loans and Letter of Credit Accommodations of Tweeds LLC;

                  (e) as of and after the effective date of Phase I of the Hanover 1998 Reorganization, the portion of the Revolving Loans and Letter of Credit Accommodations to or for the account of HH Corp. determined by Lender to be allocable to the Company Store Catalog Assets before the consummation of Phase I of the Hanover 1998 Reorganization as to HH Corp., shall be deemed to be Revolving Loans and Letter of Credit Accommodations of HCS LLC; and

                  (f) contemporaneously with any determination by Lender of the outstanding amount of Revolving Loans and Letter of Credit Accommodations to be allocated to each of Silhouettes LLC, Colonial Garden, Domestications LLC, Tweeds LLC and HCS LLC, as provided in Sections 6(a) through (e) hereof, respectively, the outstanding amount of Revolving Loans and Letter of Credit Accommodations of the transferor Borrower shall be reduced by those amounts so allocated, but without thereby relieving the transferor Borrower of liability therefor.

            7. Amendments to Lending Sublimits.

                  (a) Brawn. Section 2.2(a) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                        "(a) Subject to, and upon the terms and conditions
                  contained herein, the aggregate principal amount of Revolving Inventory Loans and Letter of Credit Accommodations made available to Brawn shall not exceed Five Million Five Hundred Thousand Dollars ($5,500,000) at any one time outstanding."

                  (b) HDPI. Section 2.2(b) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                        "(b) Subject to, and upon the terms and conditions
                  contained herein, the aggregate principal amount of Revolving Inventory Loans and Letter of Credit Accommodations made available to HDPI shall not exceed One Million Five Hundred Thousand Dollars ($1,500,000) at any one time outstanding."

                  (c) GBM. Section 2.2(c) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                        "(c) Subject to, and upon the terms and conditions
                  contained herein, the aggregate principal amount of Revolving Inventory Loans and Letter of Credit Accommodations made available to GBM shall not exceed Five Million Dollars ($5,000,000) at any one time outstanding."

                  (d) Gump's. Section 2.2(d) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                        "(d) Subject to, and upon the terms and conditions
                  contained herein, the aggregate principal amount of Revolving Inventory Loans and Letter of Credit Accommodations made available to Gump's shall not exceed Three Million Five Hundred Thousand Dollars ($3,500,000) at any one time outstanding."

                  (e) HCS LLC. Section 2.2(e) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                        "(e) Subject to, and upon the terms and conditions
                  contained herein, the aggregate principal amount of Revolving Inventory Loans and Letter of Credit Accommodations made available to HCS LLC shall not exceed Ten Million Three Hundred Fifty Thousand Dollars ($10,350,000) at any one time outstanding."

                  (f) Tweeds LLC. Section 2.2(f) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                        "(f)  Subject to, and upon the terms and
                  conditions contained herein, the aggregate principal amount of Revolving Inventory Loans and Letter of Credit Accommodations made available to Tweeds LLC shall not exceed Three Million Five Hundred Thousand Dollars ($3,500,000) at any one time outstanding."

                  (g) Domestications LLC. Section 2.2(g) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                        "(g) Subject to, and upon the terms and conditions
                  contained herein, the aggregate principal amount of Revolving Inventory Loans and Letter of Credit Accommodations made available to Domestications LLC shall not exceed Twenty-One Million Five Hundred Thousand Dollars ($21,500,000) at any one time outstanding."

                  (h) Silhouettes LLC. Section 2.2(h) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                        "(h) Subject to, and upon the terms and conditions
                  contained herein, the aggregate principal amount of Revolving Inventory Loans and Letter of Credit Accommodations made available to Silhouettes LLC shall not exceed Four Million Dollars ($4,000,000) at any one time outstanding."

                  (i) LWI. Section 2.2(i) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                        "(i) Subject to, and upon the terms and conditions
                  contained herein, the aggregate principal amount of Revolving Inventory Loans and Letter of Credit Accommodations made available to LWI shall not exceed Two Million Five Hundred thousand Dollars ($2,500,000) at any one time outstanding."

                  (j) Colonial Garden. Section 2.2(j) of the Loan Agreement (as previously amended by the Eleventh Amendment to Loan Agreement) is hereby redesignated Section 2.2(o) and a new Section 2.2(j) of the Loan Agreement is hereby added as follows:

                        "(j) Subject to, and upon the terms and conditions
                  contained herein, the aggregate principal amount of Revolving Inventory Loans and Letter of Credit Accommodations made available to Colonial Garden shall not exceed Seven Hundred Fifty Thousand Dollars ($750,000) at any one time outstanding."

                  (k) Austad. Section 2.2(k) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                        "(k) Subject to, and upon the terms and conditions
                  contained herein, the aggregate principal amount of Revolving Inventory Loans and Letter of Credit Accommodations made available to Austad shall not exceed Two Million Three Hundred Thousand Dollars ($2,300,000) at any one time outstanding."


                  (l) Aegis. A new Section 2.2(l) of the Loan Agreement is hereby added as follows:

                        "(l) Subject to, and upon the terms and conditions
                  contained herein, the aggregate principal amount of Revolving Inventory Loans and Letter of Credit Accommodations made available to Aegis shall not exceed Two Hundred Thousand Dollars ($200,000) at any one time outstanding."

                  (m) HDV. A new Section 2.2(m) of the Loan Agreement is hereby added as follows:

                        "(m) Subject to, and upon the terms and conditions
                  contained herein, the aggregate principal amount of Revolving Inventory Loans and Letter of Credit Accommodations made available to HDV shall not exceed zero ($0) at any one time outstanding."

                  (n) HH Corp. A new Section 2.2(n) of the Loan Agreement is hereby added as follows:

                        "(n) Subject to, and upon the terms and conditions
                  contained herein, the aggregate principal amount of Revolving Inventory Loans and Letter of Credit Accommodations made available to HH Corp. shall not exceed zero ($0) at any one time outstanding."

            8. Exhibits.

                  (a) Exhibits A and B-1 to the Loan Agreement are hereby amended to include, in addition and not in limitation, the information set forth on Exhibits A and B attached hereto. Exhibit C to the Loan Agreement is hereby deleted in its entirety and replaced with the information set forth on Exhibit C hereto.

                  (b) Exhibit A to the Subsidiary General Security Agreement is hereby amended to include, in addition and not in limitation, the information set forth on Exhibit D attached hereto.

            9. Release of Certain Existing Availability Reserves. The parties hereto acknowledge and agree that Lender has previously released the following availability reserves under the Loan Agreement in the following amounts:

                  (a) the availability reserve in the amount of $641,740 against the amount of Revolving Loans and Letter of Credit Accommodations otherwise determined by Lender to be available to LWI, previously established and being maintained by Lender pursuant to Section 3 of the letter agreement, dated May 15, 1997, among Lender, Borrowers and Guarantors re: Sale of Certain Improved Property and Fixtures of LWI Holdings, Inc.;

                  (b) the availability reserve in the amount of $1,000,000 against the amount of Revolving Loans and Letter of Credit Accommodations otherwise determined by Lender to be available to HDPI, previously established and being maintained by Lender pursuant to Section 3 of the Second Amendment to Loan Agreement; and

                  (c) the availability reserve in the amount of $317,540.59 against the amount of Revolving Loans and Letter of Credit Accommodations otherwise determined by Lender to be available to HDPI, previously established and being maintained by Lender pursuant to Section 3(b) of the letter agreement, dated July 16, 1996, among Lender, Borrowers and Guarantors re: Sale of Certain Real Property, Fixtures and Equipment of The Austad Company.

            10. Consent and Release by Lender of Certain Trademarks.

                  (a) In accordance with the request by Borrowers, Hanover Catalog and the other Guarantors, subject to the terms hereof, Lender consents to the assignment by Hanover Catalog to the American Cancer Society Foundation of all of the right, title and interest of Hanover Catalog in and to the trademark entitled "TLC" and Design, Registration No. 2,002,663, together with the goodwill of the business symbolized thereby (the "TLC Trademark"). Lender hereby releases all interests in the TLC Trademark previously assigned to Lender under the Trademark Security Agreement between certain Guarantors and Lender, and all interests in the TLC Trademark previously assigned to Lender under that Trademark Security Agreement are hereby reassigned to Hanover Catalog, without representation or warranty of any kind, nature or description.

                  (b) In accordance with the request by Brawn and the other Borrowers and Guarantors, subject to the terms hereof, Lender consents to the assignment by Brawn to Eugene R. Burkard ("Burkard") of all of the right, title and interest in and to the trademark entitled "FREIGHTER", Registration No. 1,365,700, together with the goodwill of the business symbolized thereby (the "Freighter Trademark"), and Lender hereby releases all interests in the Freighter Trademark previously assigned to Lender under the Trademark Security Agreement between certain Borrowers and Lender, and all interests in the Freighter Trademark previously assigned to Lender under that Trademark Security Agreement are hereby reassigned to Brawn, without representation or warranty of any kind, nature or description; provided, that, Brawn shall have delivered to Lender, in form and substance satisfactory to Lender, (i) a royalty free license agreement between Burkard and Brawn with respect to the license by Burkard to Brawn of the trademark entitled "BUNS", Registration No. 1,023,313, together with the goodwill of the business symbolized thereby (the "Buns Trademark"), and
(ii) an agreement between Lender and Burkard, as consented to by Brawn, providing for, among other things, the use by Lender of the Buns Trademark upon an Event of Default.

                  (c) Conditioned as provided in Sections 10(a) and (b) hereof, Lender agrees, at the request of Borrowers and Guarantors, to deliver to Borrowers and Guarantors or their counsel, at the sole cost and expense of Borrowers and Guarantors, an instrument, in form and substance satisfactory to Lender, evidencing the release and reassignment of the Freighter Trademark that is part of the Collateral held by Lender.

            11. Representations, Warranties and Covenants. Borrowers and Guarantors represent, warrant and covenant with and to Lender as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Financing Agreements, being a condition of the effectiveness of this Amendment and a continuing condition of the making or providing of any Revolving Loans or Letter of Credit Accommodations by Lender to Borrowers:

                  (a) This Amendment and each other agreement or instrument to be executed and delivered by each of Domestications LLC, HCS LLC, Tweeds LLC, Silhouettes LLC, Colonial Garden, HHFG LLC, HWA LLC and Keystone, the other Borrowers and/or the other Guarantors hereunder have been duly authorized, executed and delivered by all necessary action on the part of each of Domestications LLC, HCS LLC, Tweeds LLC, Silhouettes LLC, Colonial Garden, HHFG LLC, HWA LLC and Keystone, the other Borrowers and each of the other Guarantors which is a party hereto and thereto and, if necessary, their respective stockholders (with respect to any corporation) or members (with respect to any limited liability company), and is in full force and effect as of the date hereof, as the case may be, and the agreements and obligations of each of Domestications LLC, HCS LLC, Tweeds LLC, Silhouettes LLC, Colonial Garden, HHFG LLC, HWA LLC and Keystone, the other Borrowers and/or the other Guarantors, as the case may be, contained herein and therein constitute legal, valid and binding obligations of each of Domestications LLC, HCS LLC, Tweeds LLC, Silhouettes LLC, Colonial Garden, HHFG LLC, HWA LLC and Keystone, the other Borrowers and/or the other Guarantors, as the case may be, enforceable against them in accordance with their terms.

                  (b) Neither the execution and delivery of the Hanover 1998 Reorganization Agreements, nor the consummation of the transactions contemplated by the Hanover 1998 Reorganization Agreements, nor compliance with the provisions of the Hanover 1998 Reorganization Agreements, shall result in the creation or imposition of any lien, claim, charge or encumbrance upon any of the Silhouettes Catalog Assets, the Company Store Catalog Assets, the Tweeds Catalog Assets, the Domestications Catalog Assets and the Colonial Garden Catalog Assets, the La Crosse, Wisconsin Telemarketing Center Assets, the Wisconsin Retail Outlet Assets, the Roanoke, Virginia Fulfillment Center Assets, or any other Collateral, except in favor of Lender pursuant to this Amendment and the Financing Agreements as amended hereby.

                  (c) Neither the execution and delivery of the Hanover 1998 Reorganization Agreements, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof, (i) has violated or shall violate any Bulk Sales Act, Bulk Transfer Act or Article 6 of the UCC, if applicable, the Hart-Scott-Rodino Anti-Trust Improvements Act of 1976, as amended, if applicable, or any Federal or State securities laws or any other law or regulation or any order or decree of any court or governmental instrumentality in any respect or (ii) does, or shall conflict with or result in the breach of, or constitute a default in any respect under any mortgage, deed of trust, security agreement, agreement or instrument to which any of Domestications LLC, HCS LLC, Tweeds LLC, Silhouettes LLC, Colonial Garden, HHFG LLC, HWA LLC or Keystone, or any other Borrower or other Guarantor is a party or may be bound, or (iii) shall violate any provision of the Certificates of Incorporation or By-Laws of Keystone or Colonial Garden, or any other Borrower or other Guarantor, or (iv) shall violate any provision of the Certificates of Formation or Operating Agreements of any of Domestications LLC, HCS LLC, Tweeds LLC, Silhouettes LLC, HHFG LLC or HWA LLC.

                  (d) All of the outstanding shares of capital stock of each of Keystone and Colonial Garden have been duly authorized, validly issued and are fully paid and non-assessable, free and clear of all claims, liens, pledges and encumbrances of any kind. Hanover is the beneficial and direct owner of record of one hundred (100%) percent of the issued and outstanding shares of capital stock of each of Keystone and Colonial Garden.

                  (e) None of the membership interests in any of Domestications LLC, HCS LLC, Tweeds LLC, Silhouettes LLC, HHFG LLC and HWA LLC have been evidenced by a membership certificate or other certificate, document, instrument or security. All of the membership interests in each of Domestications LLC, HCS LLC, Tweeds LLC, Silhouettes LLC, HHFG LLC and HWA LLC (i) are noted in the respective books and records of each such company, (ii) have been duly authorized, validly issued and (iii) are fully paid and non-assessable, free and clear of all claims, liens, pledges and encumbrances of any kind .

                  (f) No court of competent jurisdiction has issued any injunction, restraining order or other order which has prohibited or prohibits consummation of the Hanover 1998 Reorganization or any part thereof, and no governmental action or proceeding has been threatened or commenced seeking any injunction, restraining order or other order which seeks to void or otherwise modify the transactions described in the Hanover 1998 Reorganization Agreements.

                  (g) Each of Keystone and Colonial Garden is a Delaware corporation, duly organized and validly existing in good standing under the laws of the State of Delaware. Each of Domestications LLC, HCS LLC, Tweeds LLC, Silhouettes LLC, HHFG LLC and HWA LLC is a limited liability company, duly formed and validly existing in good standing under the laws of the State of Delaware. Each of Domestications LLC, HCS LLC, Tweeds LLC, Silhouettes LLC, Colonial Garden, HHFG LLC, HWA LLC and Keystone (i) is duly licensed or qualified to do business as a foreign limited liability company or foreign corporation, as the case may be, and is in good standing in each of the jurisdictions set forth in Exhibit A annexed hereto, which are the only jurisdictions wherein the character of the properties owned or licensed or the nature of the business of any of Domestications LLC, HCS LLC, Tweeds LLC, Silhouettes LLC, Colonial Garden, HHFG LLC, HWA LLC or Keystone, makes such licensing or qualification to do business necessary; and (ii) has all requisite power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted and will be conducted in the future.

                  (h) The assets and properties of Domestications LLC, HCS LLC, Tweeds LLC, Silhouettes LLC, Colonial Garden, HHFG LLC, HWA LLC and Keystone are owned by them, free and clear of all security interests, liens and encumbrances of any kind, nature or description, as of the date hereof, except those security interests existing in favor of Lender and those granted pursuant hereto in favor of Lender, and except for Liens (if any) permitted under Section 6.4 of the Loan Agreement or the other Financing Agreements.

                  (i) Upon the effectiveness of each of the mergers consented to under Sections 2(a) or 2(b) hereof, each such merger has or shall become effective in accordance with the terms of each of the Additional Hanover Subsidiary Merger Agreements applicable to it and of the applicable corporate statutes of the States of incorporation of each Borrower and each Guarantor that is a constituent corporation pursuant to the mergers so consented to. As of the respective date of the effectiveness of the respective mergers consented to under Sections 2(a) or 2(b) hereof, (i) Austad Holdings, Inc. shall be the surviving corporation of the Austad/Austad Holdings Merger and the name of Austad Holdings, Inc. shall have been changed to The Austad Company in accordance with the applicable State laws of Delaware and South Dakota, (ii) D.M. Advertising, Inc. shall be the surviving corporation of the Hanover List/DM Advertising Merger, (iii) LWI Holdings, Inc. shall be the surviving corporation of the LWI Retail/LWI Holdings Merger, (iv) The Company Store Factory, Inc. was and is the surviving corporation of the TCS Factory/Company Factory Merger, (v) The Company Office, Inc. was and is the surviving corporation of the TCS Office/Company Office Merger, and (vi) Hanover Direct, Inc. shall be the surviving corporation of the Aegis Safety/HDI Merger.

                  (j) Neither the consummation of the mergers, as consented to under Section 2(a) or 2(b) hereof, nor the dissolution of certain Guarantors as consented to under Section 2(c) hereof, nor the execution, delivery and/or filing of the Additional Hanover Subsidiary Merger Agreements, the Hanover Subsidiary Dissolution Agreements or any other agreements, documents or instruments in connection therewith, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof if consummated or effected on or before the date hereof has resulted in or if consummated or effected after the date hereof shall result in the creation or imposition of any lien, claim, charge or incumbrance upon any of the Collateral, except in favor of Lender.

                  (k) All actions and proceedings required by the Additional Hanover Subsidiary Merger Agreements applicable to the mergers consented to under Sections 2(a) and 2(b) hereof and the Hanover Subsidiary Dissolution Agreements, applicable law and regulation, have been or shall be taken prior to the effectiveness of such mergers and dissolutions and all transactions required thereunder have been and shall be, or will be duly and validly consummated.

                  (l) No court of competent jurisdiction has, or prior to the effectiveness thereof shall have, issued any injunction, restraining order or other order which prohibits consummation of the mergers as consented to under Sections 2(a) or 2(b) hereof or the dissolution of certain Guarantors as consented to under Section 2(c) hereof, and no governmental action or proceeding has been, or, prior to the effectiveness thereof, shall have been, threatened or commenced, seeking any injunction, restraining order or other order which seeks to void or otherwise modify the transactions described in the Additional Hanover Subsidiary Merger Agreements or the Hanover Subsidiary Dissolution Agreements.

                  (m) Neither the consummation of the mergers consented to under
Section 2(a) or 2(b) hereof, nor the dissolution of certain Guarantors consented to under Section 2(c) hereof, nor the execution, delivery or filing of the Additional Hanover Subsidiary Merger Agreements, the Hanover Subsidiary Dissolution Agreements or any other agreements, documents or instruments in connection therewith, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof before the date hereof or upon the effectiveness of such mergers and dissolutions (i) has violated or will violate any Federal or State securities laws, any State corporation law, or any other law or regulation or any order or decree of any court or governmental instrumentality in any respect, or (ii) does or will conflict with or result in the breach of, or constitute a default in any respect under any mortgage, deed of trust, security agreement, agreement or instrument to which any existing or former Guarantor or Borrower is a party or may be bound, or (iii) does or will violate any provision of the Certificate of Incorporation or By-Laws of any Guarantor or any Borrower.

                  (n) The aggregate amount of the actual and contingent indebtedness, liabilities and obligations, other than those owed to Lender, incurred by the Guarantors dissolved or which will be dissolved as consented to under Section 2(c) hereof, including any such indebtedness, liabilities and obligations arising in connection with or relating to such dissolutions, shall not exceed $10,000 for any one such dissolved Guarantor.

                  (o) No action of, or filing with, or consent of any governmental or public body or authority, other than the filing of UCC financing statements, and no approval or consent of any other party, is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Amendment.

                  (p) All of the representations and warranties set forth in the Loan Agreement as amended hereby, and the other

Financing Agreements, are true and correct in all material respects after giving effect to the provisions of this Amendment, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.

                  (q) After giving effect to the provisions of this Amendment, no Event of Default or Incipient Default exists or has occurred and is continuing.

                  (r) Within fifteen (15) days after the date of the consummation of the mergers consented to in Section 2(b) hereof, Borrowers and Guarantors shall deliver and/or cause to be delivered to Lender, each in form and substance satisfactory to Lender, appropriate UCC amendments to the existing UCC financing statements filed by the Lender against the merged Borrower or Guarantor changing the debtor's name and/or mailing address to that of the respective surviving corporation of the merger with such merged corporation as consented to under Section 2(b) hereof.

            12. Conditions Precedent. Concurrently with the execution and delivery hereof (except to the extent otherwise indicated below), and as a further condition to the effectiveness of this Amendment and the agreement of Lender to the modifications and amendments set forth in this Amendment:

                  (a) Lender shall have received, in form and substance satisfactory to Lender, evidence that (i) the Hanover 1998 Reorganization Agreements in connection with Phase I of the Hanover 1998 Reorganization have been duly executed and delivered by and to the appropriate parties thereto and
(ii) the transactions contemplated by Phase I of the Hanover 1998 Reorganization have been consummated prior to, or contemporaneously with, the execution of this Amendment;

                  (b) Each of Domestications LLC, HCS LLC, Tweeds LLC, Silhouettes LLC, Colonial Garden, HHFG LLC, HWA LLC and Keystone, Existing Borrowers and Existing Guarantors shall have delivered to Lender, in form and substance satisfactory to Lender, each of the following agreements to which it is a party, duly authorized, executed and delivered:

                        (i) Second Amendment to Trademark Collateral Assignment and Security Agreement, dated November 14, 1995, by and among Hanover, Hanover Catalog, Scandia, Aegis Holdings, CSHI, Austad Holdings and Lender, providing for certain amendments to the existing exhibit(s) to such Trademark Collateral Assignment and Security Agreement, and any such documents, instruments or filings with respect thereto with the U.S. Patent and Trademark Office to protect such Collateral;

                        (ii) First Amendment to Trademark Collateral Assignment and Security Agreement, dated November 14, 1995, by and among Gump's, Tweeds, Brawn and Lender, providing for certain amendments to the existing exhibit(s) to such Trademark Collateral Assignment and Security Agreement,, and any such documents, instruments or filings with respect thereto with the U.S. Patent and Trademark Office to protect such Collateral;]

                        (iii) amendments to the Third Party Credit Card Acknowledgments setting forth such acknowledging parties' agreement to transfer to the Blocked Accounts all monies due and other funds payable to or for the account of Domestications LLC, HCS LLC, Tweeds LLC, Silhouettes LLC and Colonial Garden under the applicable Third Party Credit Card Agreements;

                        (iv) evidence that notice has been received by the Customer List Escrow Agent setting forth any changes in ownership to all existing Customer Lists that are being held by the Customer List Escrow Agent pursuant to the Customer List Escrow Agreement;

                        (v) Amended and Restated Agency Agreement by and among Hanover, Domestications LLC, HCS LLC, Tweeds LLC, Silhouettes LLC and Colonial Garden and certain Borrowers;

                        (vi) Guarantee and Waiver by Borrowers, other than Domestications LLC, HDPI and Hanover Realty, in favor of Lender with respect to the Obligations of Domestications LLC to Lender (HDPI and Hanover Realty hereby acknowledge and confirm that each of the Guarantee and Waivers, dated June 26, 1998, by each of them in favor of Lender with respect to the existing and future Obligations of Domestications LLC, HCS LLC, Tweeds LLC, Silhouettes LLC and Colonial Garden to Lender, are in full force and effect);

                        (vii) Guarantee and Waiver by Borrowers, other than HCS LLC, HDPI and Hanover Realty, in favor of Lender with respect to the Obligations of HCS LLC to Lender;

                        (viii) Guarantee and Waiver by Borrowers, other than Tweeds LLC, HDPI and Hanover Realty, in favor of Lender with respect to the Obligations of Tweeds LLC to Lender;

                        (ix) Guarantee and Waiver by Borrowers, other than Silhouettes LLC, HDPI and Hanover Realty, in favor of Lender with respect to the Obligations of Silhouettes LLC to Lender;

                        (x) Guarantee and Waiver by Borrowers, other than Colonial Garden, HDPI and Hanover Realty, in favor of Lender with respect to the Obligations of Colonial Garden to Lender;

                        (xi) Guarantee and Waiver by Guarantors, other than Borrowers and Hanover, in favor of Lender with respect to the Obligations of Domestications LLC, HCS LLC, Tweeds LLC, Silhouettes LLC and Colonial Garden to Lender;

                        (xii) Guarantee and Waiver by Hanover in favor of Lender with respect to the Obligations of Domestications LLC, HCS LLC, Tweeds LLC, Silhouettes LLC and Colonial Garden to Lender; and

                        (xiii) Blocked Account Agreement(s) by and among The First National Bank of Maryland, Borrowers, certain Guarantors and Lender providing for the establishment of a Blocked Account for each of Domestications LLC, HCS LLC, Tweeds LLC, Silhouettes LLC and Colonial Garden;

                  (c) Domestications LLC, HCS LLC, Tweeds LLC, Silhouettes LLC, Colonial Garden, HHFG LLC, HWA LLC and Keystone and all other Borrowers and Guarantors shall have duly executed and delivered to Lender such UCC financing statements and other documents and instruments which Lender in its sole discretion has determined are necessary to perfect the security interests of Lender in all Collateral now or hereafter owned by Domestications LLC, HCS LLC, Tweeds LLC, Silhouettes LLC, Colonial Garden, HHFG LLC, HWA LLC and Keystone;

                  (d) Each of Colonial Garden and Keystone shall have delivered to Lender (i) a copy of its Certificate of Incorporation, and all amendments thereto, certified by the Secretary of State of its jurisdiction of incorporation as of the most recent practicable date certifying that each of the foregoing documents remains in full force and effect and has not been modified or amended, except as described therein, (ii) a copy of its By-Laws, certified by its Secretary or Assistant Secretary, (iii) a certificate from its Secretary or Assistant Secretary dated the date hereof certifying that each of the foregoing documents remains in full force and effect and has not been modified or amended, except as described therein;

                  (e) Each of Domestications LLC, HCS LLC, Tweeds LLC, Silhouettes LLC, HHFG LLC and HWA LLC shall have delivered to Lender (i) a copy of its Certificate of Formation or Articles of Organization, and all amendments thereto, certified by the Secretary of State of its jurisdiction of formation as of the most recent practicable date certifying that each of the foregoing documents remains in full force and effect and has not been modified or amended, except as described therein, (ii) a copy of its Operating Agreement, certified by the Secretary or Assistant Secretary of the company, and (iii) a certificate from its Secretary or Assistant Secretary dated the date hereof certifying that each of the foregoing documents remains in full force and effect and has not been modified or amended, except as described therein;

                  (f) Each of HWA LLC, HCS LLC, Domestications LLC, HHFG LLC and Keystone shall have delivered to Lender evidence, as of the most recent practicable date, that it is duly qualified and in good standing in each jurisdiction set forth in Exhibit A annexed hereto;

                  (g) Lender shall have received, in form and substance satisfactory to Lender, Secretary's or Assistant Secretary's Certificates of Directors' Resolutions with Shareholders' Consent evidencing the adoption and subsistence of corporate resolutions approving the execution, delivery and performance by Borrowers, Colonial Garden, Keystone and the other Guarantors of this Amendment and the agreements, documents and instruments to be delivered pursuant to this Amendment;

                  (h) Lender shall have received, in form and substance satisfactory to Lender, for each of Domestications LLC, HCS LLC, Tweeds LLC, Silhouettes LLC, HHFG LLC and HWA LLC (i) a Management and Incumbency Certificate of each such company identifying all managers, officers or other persons authorized to act on behalf of such company and if applicable, the specific management responsibilities of each such manager, officer or other authorized person, including a description of any restriction on any such manager's, officer's or other person's authority to act for such company or, if no restrictions are so imposed, a statement to that effect, (ii) Company Resolutions of each such company, evidencing the adoption and subsistence of company resolutions approving the execution, delivery and performance by each of Domestications LLC, HCS LLC, Tweeds LLC, Silhouettes LLC, HHFG LLC and HWA LLC, respectively, of this Amendment and the agreements, documents and instruments to be delivered pursuant to this Amendment, in each case signed by all members of each such company, and (iii) Certificates of the Secretary or Assistant Secretary of each such company identifying all members of such company and the relative voting and/or management rights of the members, if applicable, of such company;

                  (i) Lender shall have received, in form and substance satisfactory to Lender, updates or amendments to the existing Evidence of Property Insurance and Certificate of Liability Insurance issued by the existing insurance broker or agent of Borrowers and Guarantors in favor of Lender;

                  (j) Lender shall have received an opinion of counsel to Domestications LLC, HCS LLC, Tweeds LLC, Silhouettes LLC, Colonial Garden, HHFG LLC, HWA LLC and Keystone, the other Borrowers and other Guarantors with respect to the transactions contemplated by this Amendment and the Hanover 1998 Reorganization Agreements, and such other matters as Lender shall reasonably addressed to Lender, in form and substance and satisfactory to Lender; and

                  (k) each of Borrowers and Guarantors shall deliver, or cause to be delivered, to Lender a true and correct copy of any consent, waiver or approval to or of this Amendment, which any Borrower or Guarantor is required to obtain from any other Person, and such consent, approval or waiver shall be in a form reasonably acceptable to Lender.

            13. Effect of this Amendment. This Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof, and supersedes all prior oral or written communications, memoranda, proposals, negotiations, discussions, term sheets and commitments with respect to the subject matter hereof. Except as expressly provided herein, no other changes or modifications to the Loan Agreement or any of the other Financing Agreements, or waivers of or consents under any provisions of any of the foregoing, are intended or implied by this Amendment, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent that any provision of the Loan Agreement or any of the other Financing Agreements conflicts with any provision of this Amendment, the provision of this Amendment shall control.

            14. Further Assurances. Borrowers and Guarantors shall execute and deliver such additional documents and take such additional action as may be reasonably requested by Lender to effectuate the provisions and purposes of this Amendment.

            15. Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of New York (without giving effect to principles of conflict of laws).

            16. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

            17. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the day and year first written.


                                CONGRESS FINANCIAL CORPORATION

                                By: /s/ Janet S. Hart
                                   -------------------------------------

                                Title: 1st VP
                                      ----------------------------------


                                HANOVER DIRECT PENNSYLVANIA, INC.

                                By: /s/ [ILLEGIBLE]
                                   -------------------------------------

                                Title: VP
                                      ----------------------------------


                                BRAWN OF CALIFORNIA, INC.

                                By: /s/ [ILLEGIBLE]
                                   -------------------------------------

                                Title: VP
                                      ----------------------------------


                                GUMP'S BY MAIL, INC.

                                By: /s/ [ILLEGIBLE]
                                   -------------------------------------

                                Title: President
                                      ----------------------------------


                                GUMP'S CORP.

                                By: /s/ [ILLEGIBLE]
                                   -------------------------------------

                                Title: VP
                                      ----------------------------------


                                HANOVER HOLDING CORP., as successor
                                 to the merger of The Company Store,
                                 Inc. with and into Tweeds,Inc.

                                By: /s/ [ILLEGIBLE]
                                   -------------------------------------

                                Title: VP
                                      ----------------------------------


                                LWI HOLDINGS, INC.

                                By: /s/ [ILLEGIBLE]
                                   -------------------------------------

                                Title: VP
                                      ----------------------------------

                       [SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


                                AEGIS CATALOG CORPORATION

                                By: /s/ [ILLEGIBLE]
                                   -------------------------------------

                                Title: VP
                                      ----------------------------------


                                HANOVER DIRECT VIRGINIA INC.

                                By: /s/ [ILLEGIBLE]
                                   -------------------------------------

                                Title: President
                                      ----------------------------------


                                HANOVER REALTY, INC.

                                By: /s/ [ILLEGIBLE]
                                   -------------------------------------

                                Title: President
                                      ----------------------------------


                                THE AUSTAD COMPANY

                                By: /s/ [ILLEGIBLE]
                                   -------------------------------------

                                Title: VP
                                      ----------------------------------


                                TWEEDS, LLC

                                By: /s/ [ILLEGIBLE]
                                   -------------------------------------

                                Title: VP
                                      ----------------------------------


                                SILHOUETTES, LLC

                                By: /s/ [ILLEGIBLE]
                                   -------------------------------------

                                Title: VP
                                      ----------------------------------


                                HANOVER COMPANY STORE, LLC

                                By: /s/ [ILLEGIBLE]
                                   -------------------------------------

                                Title: VP
                                      ----------------------------------

                       [SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


                                DOMESTICATIONS, LLC

                                By: /s/ [ILLEGIBLE]
                                   -------------------------------------

                                Title: President
                                      ----------------------------------


                                COLONIAL GARDEN KITCHENS, INC.

                                By: /s/ [ILLEGIBLE]
                                   -------------------------------------

                                Title: VP
                                      ----------------------------------

By their signatures below, the
undersigned Guarantors acknowledge and
agree to be bound by the applicable
provisions of this Amendment:


HANOVER DIRECT, INC.

By: /s/ [ILLEGIBLE]
   -------------------------------------

Title: Senior Vice President
      ----------------------------------


AEGIS RETAIL CORPORATION

By: /s/ [ILLEGIBLE]
   -------------------------------------

Title: VP
      ----------------------------------


AEGIS SAFETY HOLDINGS, INC.

By: /s/ [ILLEGIBLE]
   -------------------------------------

Title: VP
      ----------------------------------

                      [SIGNATURES CONTINUE ON NEXT PAGE]

                  [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

AEGIS VENTURES, INC.

By: /s/ [ILLEGIBLE]
   -------------------------------------

Title: President
      ----------------------------------


AMERICAN DOWN & TEXTILE COMPANY

By: /s/ [ILLEGIBLE]
   -------------------------------------

Title: VP
      ----------------------------------


BRAWN WHOLESALE CORP.

By: /s/ [ILLEGIBLE]
   -------------------------------------

Title: VP
      ----------------------------------


THE COMPANY STORE FACTORY, INC., a
Delaware corporation, as successor by
merger to The Company Factory, Inc., a
Delaware corporation

By: /s/ [ILLEGIBLE]
   -------------------------------------

Title: VP
      ----------------------------------


THE COMPANY OFFICE, INC., a Delaware
corporation, as successor by merger to
The Company Office, Inc., a Wisconsin
corporation

By: /s/ [ILLEGIBLE]
   -------------------------------------

Title: VP
      ----------------------------------


COMPANY STORE HOLDINGS, INC.

By: /s/ [ILLEGIBLE]
   -------------------------------------

Title: VP
      ----------------------------------

                      [SIGNATURES CONTINUE ON NEXT PAGE]

                  [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

D.M. ADVERTISING, INC.

By: /s/ [ILLEGIBLE]
   -------------------------------------

Title: President
      ----------------------------------


GUMP'S CATALOG, INC.

By: /s/ [ILLEGIBLE]
   -------------------------------------

Title: President
      ----------------------------------


GUMP'S HOLDINGS, INC.

By: /s/ [ILLEGIBLE]
   -------------------------------------

Title: President
      ----------------------------------


HANOVER CASUALS, INC.

By: /s/ [ILLEGIBLE]
   -------------------------------------

Title: President
      ----------------------------------


HANOVER CATALOG HOLDINGS, INC.

By: /s/ [ILLEGIBLE]
   -------------------------------------

Title: President
      ----------------------------------


HANOVER FINANCE CORPORATION

By: /s/ [ILLEGIBLE]
   -------------------------------------

Title: President
      ----------------------------------


HANOVER LIST MANAGEMENT INC.

By: /s/ [ILLEGIBLE]
   -------------------------------------

Title: President
      ----------------------------------

                      [SIGNATURES CONTINUE ON NEXT PAGE]

                  [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

HANOVER VENTURES, INC.

By: /s/ [ILLEGIBLE]
   -------------------------------------

Title: President
      ----------------------------------


LWI RETAIL, INC.

By: /s/ [ILLEGIBLE]
   -------------------------------------

Title: VP
      ----------------------------------


SCANDIA DOWN CORPORATION

By: /s/ [ILLEGIBLE]
   -------------------------------------

Title: VP
      ----------------------------------


TWEEDS OF VERMONT, INC.

By: /s/ [ILLEGIBLE]
   -------------------------------------

Title: VP
      ----------------------------------


YORK FULFILLMENT COMPANY, INC.

By: /s/ [ILLEGIBLE]
   -------------------------------------

Title: President
      ----------------------------------


AUSTAD HOLDINGS, INC.

By: /s/ [ILLEGIBLE]
   -------------------------------------

Title: VP
      ----------------------------------


HANOVER HOME FASHIONS GROUP, LLC

By: /s/ [ILLEGIBLE]
   -------------------------------------

Title: VP
      ----------------------------------

                      [SIGNATURES CONTINUE ON NEXT PAGE]

                  [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

HANOVER WOMEN'S APPAREL, LLC

By: /s/ [ILLEGIBLE]
   -------------------------------------

Title: VP
      ----------------------------------


KEYSTONE FULFILLMENT, INC.

By: /s/ [ILLEGIBLE]
   -------------------------------------

Title: VP
      ----------------------------------

                                   SCHEDULE 1
                                       TO
                                TWELFTH AMENDMENT
                                       TO
                           LOAN AND SECURITY AGREEMENT

                      HANOVER 1998 REORGANIZATION DOCUMENTS

Formation/Contribution Agreements:

Silhouettes, LLC:

Certificate of Formation of Silhouettes, LLC
Registration of Foreign Limited Liability Company - NJ
Certificate of Registration - VA
Certificate of Correction
Operating Agreement of Silhouettes, LLC
Unanimous Consent of the Board of Managers of Silhouettes, LLC
Unanimous Consent of Members of Silhouettes, LLC
Unanimous Written Consent of the Board of Managers of Silhouettes, LLC Assignment and Assumption Agreement with HDPI
Written Consent of Sole Stockholder of HDPI
Unanimous Written Consent of the Board of Directors of HDPI
Membership Interest Subscription by HDPI

Tweeds, LLC:

Certificate of Formation of Tweeds, LLC
Registration of Foreign Limited Liability Company - NJ
Certificate of Registration - VA
Certificate of Correction
Operating Agreement of Tweeds, LLC
Unanimous Consent of the Board of Managers of Tweeds, LLC
Unanimous Consent of Members of Tweeds, LLC
Unanimous Written Consent of the Board of Managers of Tweeds, LLC
Assignment and Assumption Agreement with HHC
Written Consent of Sole Stockholder of HHC
Unanimous Written Consent of the Board of Directors of HHC
Membership Interest Subscription by HHC

HWA LLC:

Certificate of Formation of HWA LLC
Registration of Foreign Limited Liability Company - NJ
Certificate of Registration - VA
Certificate of Correction
Unanimous Consent of the Board of Managers of HWA LLC
Unanimous Consent of Members of HWA LLC
Operating Agreement of HWA LLC

Unanimous Written Consent of the Board of Managers of HWA LLC
Assignment Agreement with HHC
Assignment Agreement with HDPI
Written Consent of Sole Stockholder of HHC
Unanimous Written Consent of the Board of Directors of HHC
Membership Interest Subscription by HHC
Membership Interest Subscription by HDPI

TCSI/Tweeds Merger and related name change:

Certificate of Merger -- TCSI/Tweeds becomes Hanover Holding Corp. Articles of Merger of TCSI with Tweeds

HCS LLC:

Certificate of Formation of HCS LLC
Registration of Foreign Limited Liability Company - NJ
Certificate of Authority or Registration - WI
Certificate of Correction
Unanimous Consent of the Board of Managers of HCS LLC
Unanimous Consent of Members of HCS LLC
Operating Agreement of HCS LLC
Unanimous Written Consent of the Board of Managers of HCS LLC
Assignment and Assumption Agreement with HHC
Written Consent of Sole Stockholder of HHC
Unanimous Written Consent of the Board of Directors of HHC
Membership Interest Subscription by HHC

Domestications, LLC:

Certificate of Formation of Domestications, LLC
Registration of Foreign Limited Liability Company - NJ
Certificate of Registration - VA
Certificate of Correction
Unanimous Consent of the Board of Managers of Domestications, LLC
Unanimous Consent of Members of Domestications, LLC
Operating Agreement of Domestications, LLC
Unanimous Written Consent of the Board of Managers of Domestications, LLC Assignment and Assumption Agreement with HDV
Written Consent of Sole Stockholder of HDV
Unanimous Written Consent of the Board of Directors of HDV
Membership Interest Subscription by HDV

HHFG LLC:

Certificate of Formation of HHFG LLC
Registration of Foreign Limited Liability Company - NJ
Certificate of Registration - VA Certificate of Authority or Registration - WI Certificate of Correction
Unanimous Consent of the Board of Managers of HHFG LLC

Unanimous Consent of Members of HHFG LLC
Operating Agreement of HHFG LLC
Unanimous Written Consent of the Board of Managers of HHFG LLC
Assignment and Assumption Agreement with HHC
Assignment and Assumption Agreement with HDV
Written Consent of Sole Stockholder of HHC
Unanimous Written Consent of the Board of Directors of HHC
Membership Interest Subscription by HHC
Membership Interest Subscription by HDV

Colonial Garden:

Certificate of Incorporation of Colonial Garden
By-laws of Colonial Garden
Statement of Sole Incorporator
Unanimous Written Consent of the Board of Directors of Colonial Garden
Written Consent to Action of the Sole Shareholder of Colonial Garden
Unanimous Written Consent to Action of the Executive Committee of the Board of
  Directors of HDI
Subscription Agreement by HDI
Unanimous Written Consent of the Board of Directors of HDPI
Stock Certificate issued to HDI
Assignment and Assumption Agreement by HDI

Keystone:

Certificate of Incorporation of Keystone
By-laws of Keystone
Statement of Sole Incorporator of Keystone
Unanimous Written Consent of the Board of Directors of Keystone
Written Consent to Action of the Sole Shareholder of Keystone
Subscription Agreement by HDI
Stock Certificate issued to HDI

Hanover Subsidiary Dissolution and Withdrawal Agreements for filing in the following States:

Aegis Ventures:                                  DE

Hanover Casuals:                                 DE, CA, MA, VA

Gump's Catalog:                                  DE, CA, TX

Hanover Finance Corporation:                     DE, CA

York Fulfillment:                                CA

Tweeds of Vermont:                               MA

Additional Hanover Subsidiary Merger Agreements for filing in the following States::

Hanover List Management, Inc. into DM Advertising, Inc.:
      Certificate of Merger to be filed in the state of New Jersey

The Austad Company into Austad Holdings, Inc.:
      Certificate of Merger to be filed in the states of South
      Dakota and Delaware
      (The name of the surviving corporation shall be amended to The Austad Company)

LWI Retail, Inc. into LWI Holdings, Inc.:
      Certificate of Merger to be filed in the states of Ohio and Delaware

Additional Hanover Subsidiary Merger Agreements

TCS Factory/Company Factory Merger:
Articles of Merger of TCS Factory with Company Factory
Certificate of Authority or Registration - TCS Factory

TCS Office/Company Office Merger:
Articles of Merger of TCS Office with The Company Office
Certificate of Authority or Registration - The Company Office

                                    Exhibit A
                                to 12th Amendment
                         to Loan and Security Agreement

              The following additional information is hereby added
                 to Exhibit A to the Loan and Security Agreement

                         Jurisdictions of Qualification

Company                               State of Incorporation     Qualifications
-------                                        or                --------------
                                            Formation
                                            ---------
Colonial Garden Kitchens, Inc.              Delaware             New Jersey
                                                                 Ohio
                                                                 Virginia

Domestications, LLC                         Delaware             New Jersey
                                                                 Virginia

Hanover Company Store, LLC                  Delaware             New Jersey
                                                                 Wisconsin

Hanover Home Fashions Group, LLC            Delaware             New Jersey
                                                                 Virginia
                                                                 Wisconsin

Hanover Women's Apparel, LLC                Delaware             New Jersey
                                                                 Virginia

Keystone Fulfillment, Inc.                  Delaware             Pennsylvania

Silhouettes, LLC                            Delaware             New Jersey
                                                                 Virginia

Tweeds, LLC                                 Delaware             New Jersey
                                                                 Virginia

                                    EXHIBIT B
                                       TO
                TWELFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

                      The following additional subsidiaries
         are hereby added to Exhibit B-1 to Loan and Security Agreement

                              Existing Subsidiaries

Name of New Borrower Subsidiary
-------------------------------

Colonial Garden Kitchens, Inc.

Domestications, LLC

Hanover Company Store, LLC

Silhouettes, LLC

Tweeds, LLC

Name of Guarantor Subsidiary                       Percentage Owned by Parent
----------------------------                       --------------------------

Keystone Fulfillment, Inc.                         100%

Hanover Home Fashions Group, LLC                   Equal to the proportion the
                                                   book value of the net assets
                                                   contributed to the company
                                                   bears to the total book
                                                   value of the net assets of
                                                   the company.

Hanover Women's Apparel, LLC                       Equal to the proportion the
                                                   book value of the net assets
                                                   contributed to the company
                                                   bears to the total book
                                                   value of the net assets of
                                                   the company.

                         AMENDED AND RESTATED EXHIBIT C
                                       TO
                  12th AMENDMENT TO LOAN AND SECURITY AGREEMENT

                            Borrowers and Guarantors
             Chief Executive Offices, Principal Places of Business,
                        Locations and Types of Collateral

======================================================================================================================
                                    Location of Chief      Places of
Company                             Executive Office       Business       Location of Collateral   Types of Collateral
-------                             -----------------      ---------      ----------------------   -------------------
----------------------------------------------------------------------------------------------------------------------
Aegis Ventures, Inc. (1)
----------------------------------------------------------------------------------------------------------------------
Aegis Retail Corporation (2)        Roanoke, VA         Roanoke, VA       Roanoke, VA              Documents
                                                                                                   Instruments
                                                                                                   Inventory
                                                                                                   Lease
                                                                                                   Equipment
                                                                                                   Fixtures
----------------------------------------------------------------------------------------------------------------------
Aegis Safety Holdings, Inc.         Weehawken, NJ       Weehawken, NJ     Weehawken, NJ            Stock
----------------------------------------------------------------------------------------------------------------------
Aegis Catalog Corporation           Weehawken, NJ       Weehawken, NJ     Weehawken, NJ            Inventory
                                                        Hanover, PA       Hanover, PA              Accounts
                                                                                                   Documents
                                                                                                   Instruments
----------------------------------------------------------------------------------------------------------------------
American Down & Textile Company     La Crosse, WI       La Crosse, WI     La Crosse, WI            Accounts
                                                                                                   Equipment
                                                                                                   Fixtures
                                                                                                   General Intangibles
                                                                                                   Inventory
                                                                                                   Documents
                                                                                                   Instruments
----------------------------------------------------------------------------------------------------------------------
The Austad Company, SD (3)          San Diego, CA       San Diego, CA     San Diego, CA

----------------------------------------------------------------------------------------------------------------------

======================================================================================================================
                                    Location of Chief      Places of
Company                             Executive Office       Business       Location of Collateral   Types of Collateral
-------                             -----------------      ---------      ----------------------   -------------------
======================================================================================================================

----------------------------------------------------------------------------------------------------------------------
The Austad Company, DE (4)          San Diego, CA       San Diego, CA     San Diego, CA            Trademarks
                                                                                                   Accounts
                                                                          Conewago Township, PA    Equipment
                                                                                                   General Intangibles
                                                                                                   Documents
                                                                                                   Instruments
                                                                                                   Inventory
                                                                                                   Lease
----------------------------------------------------------------------------------------------------------------------
Brawn Wholesale Corp. (5)           San Diego, CA       San Diego, CA
----------------------------------------------------------------------------------------------------------------------
Brawn of California, Inc.           San Diego, CA       San Diego, CA     San Diego, CA            Accounts (CA)
                                                        Los Angeles, CA   Los Angeles, CA          Documents (CA)
                                                        Roanoke, VA       Roanoke, VA              Equipment (CA)
                                                                                                   Fixtures (CA)
                                                                                                   General Intangibles
                                                                                                     (CA)
                                                                                                   Inventory
                                                                                                     (VA and CA)
----------------------------------------------------------------------------------------------------------------------
Colonial Garden Kitchens, Inc. (6)  Beachwood, OH       Beachwood, OH     Beachwood, OH            Accounts (NJ)
                                                                          Conewago Township, PA    Documents (NJ)
                                    Weehawken, NJ       Weehawken, NJ                              General Intangibles
                                                                                                     (NJ)
                                                                                                   Inventory (PA)
----------------------------------------------------------------------------------------------------------------------
Company Store Holdings, Inc. (7)    Weehawken, NJ       Weehawken, NJ     Weehawken, NJ            Stock
                                                                                                   General Intangibles
                                                                                                   Accounts
----------------------------------------------------------------------------------------------------------------------
D.M. Advertising, Inc.              Weehawken, NJ       Weehawken, NJ     Weehawken, NJ            Lease
                                                        Hanover, PA                                Fixtures
                                                        Roanoke, VA                                Equipment
----------------------------------------------------------------------------------------------------------------------

======================================================================================================================
                                    Location of Chief      Places of
Company                             Executive Office       Business       Location of Collateral   Types of Collateral
-------                             -----------------      ---------      ----------------------   -------------------
======================================================================================================================

----------------------------------------------------------------------------------------------------------------------
Domestications, LLC (8)             Weehawken, NJ       Weehawken, NJ      Weehawken, NJ            Accounts (NJ)
                                                        Roanoke, VA        Roanoke, VA              Documents (VA)
                                                                                                    General Intangibles
                                                                                                      (NJ)
                                                                                                    Instruments
                                                                                                    Inventory (VA)
-----------------------------------------------------------------------------------------------------------------------
Gump's By Mail, Inc.                Weehawken, NJ       Weehawken, NJ      Hanover, PA              Accounts
                                                        Hanover, PA                                 Documents
                                                        San Francisco, CA                           Equipment
                                                                                                    Fixtures
                                                                                                    General Intangibles
                                                                                                    Instruments
                                                                                                    Inventory
-----------------------------------------------------------------------------------------------------------------------
Gump's Corp.                        San Francisco, CA   San Francisco, CA  San Francisco, CA        Accounts
                                                                                                    Documents
                                                                                                    Equipment
                                                                                                    Fixtures
                                                                                                    General Intangibles
                                                                                                    Instruments
                                                                                                    Inventory
-----------------------------------------------------------------------------------------------------------------------
Gump's Holdings, Inc.               Weehawken, NJ       Weehawken, NJ      Weehawken, NJ            Stock
                                                                                                    General Intangibles
-----------------------------------------------------------------------------------------------------------------------
Gump's Catalog, Inc. (9)
-----------------------------------------------------------------------------------------------------------------------
Hanover Company Store, LLC (10)     Weehawken, NJ       LaCrosse, WI       Weehawken, NJ            Accounts (WI)
                                                        Weehawken, NJ      LaCrosse, WI             Documents (WI)
                                                                           Roanoke, VA              General Intangibles
                                                                                                      (WI)
                                                                                                    Instruments
                                                                                                    Inventory (WI)
-----------------------------------------------------------------------------------------------------------------------
Hanover Direct Virginia Inc.        Weehawken, NJ       Weehawken, NJ      Weehawken, NJ            Ownership Interests
-----------------------------------------------------------------------------------------------------------------------

==========================================================================================================================
                                      Location of Chief      Places of
Company                               Executive Office       Business         Location of Collateral   Types of Collateral
-------                               -----------------      ---------        ----------------------   -------------------
==========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
Hanover Finance Corporation (11)
--------------------------------------------------------------------------------------------------------------------------
Hanover Direct Pennsylvania, Inc.      Weehawken, NJ       Weehawken, NJ      Weehawken, NJ            Ownership Interests
                                                           Hanover, PA        Hanover, PA              Equipment
                                                                              Roanoke, VA              Fixtures
                                                                              LaCrosse, WI             General Intangibles
                                                                              San Diego, CA            Stock
                                                                              San Francisco, CA        Documents
                                                                                                       Instruments
--------------------------------------------------------------------------------------------------------------------------
Hanover Home Fashions Group, LLC (12)  Weehawken, NJ       Roanoke, VA        Weehawken, NJ            Equipment
                                                                              LaCrosse, WI             Ownership Interests
                                                                              Roanoke, VA              Fixtures
--------------------------------------------------------------------------------------------------------------------------
Hanover Ventures, Inc. (13)            Weehawken, NJ       Weehawken, NJ
--------------------------------------------------------------------------------------------------------------------------
Hanover Women's Apparel, LLC (14)      Weehawken, NJ       Weehawken, NJ      Weehawken, NJ            Ownership Interests
--------------------------------------------------------------------------------------------------------------------------
Hanover Realty, Inc.                   Roanoke, VA         Roanoke, VA        Roanoke, VA              Property
                                                                                                       Fixtures
--------------------------------------------------------------------------------------------------------------------------
Hanover List Management Inc. (15)
--------------------------------------------------------------------------------------------------------------------------
Hanover Casuals, Inc. (16)
--------------------------------------------------------------------------------------------------------------------------
Hanover Catalog Holdings, Inc.         Weehawken, NJ       Weehawken, NJ      Weehawken, NJ            General Intangibles
--------------------------------------------------------------------------------------------------------------------------
Keystone Fulfillment, Inc.             Weehawken, NJ       Weehawken, NJ      Weehawken, NJ
--------------------------------------------------------------------------------------------------------------------------
Hanover Direct, Inc.                   Weehawken, NJ       Weehawken, NJ      Weehawken, NJ            Accounts
                                                                                                       Stock
                                                                                                       General Intangibles
                                                                                                       Documents
                                                                                                       Instruments
--------------------------------------------------------------------------------------------------------------------------

=============================================================================================================================
                                    Location of Chief      Places of
Company                             Executive Office       Business              Location of Collateral   Types of Collateral
-------                             -----------------      ---------             ----------------------   -------------------
=============================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------
LWI Retail, Inc. (17)               Mayfield Heights, OH   Mayfield Heights, OH  Mayfield Heights, OH     Accounts
                                                                                                          Inventory
                                                                                                          Lease
                                                                                                          Fixtures
                                                                                                          Equipment
                                                                                                          Documents
                                                                                                          Instruments
-----------------------------------------------------------------------------------------------------------------------------
LWI Holdings, Inc.                  Beachwood, OH          Beachwood, OH         Beachwood, OH            Accounts
                                                                                 Conewago Township, PA    Equipment
                                                                                                          Fixtures
                                                                                                          Inventory (PA)
                                                                                                          Property
                                                                                                          Leases
                                                                                                          Documents
                                                                                                          Instruments
                                                                                                          General Intangibles
-----------------------------------------------------------------------------------------------------------------------------
Scandia Down Corporation            Weehawken, NJ          Weehawken, NJ         Weehawken, NJ            Documents
                                                                                                          General Intangibles
                                                                                                          Instruments
-----------------------------------------------------------------------------------------------------------------------------
Silhouettes, LLC (18)               Weehawken, NJ          Weehawken, NJ         Weehawken, NJ            Accounts
                                                           Roanoke, VA           Roanoke, VA              Documents
                                                                                                          General Intangibles
                                                                                                          Instruments
                                                                                                          Inventory (VA)
-----------------------------------------------------------------------------------------------------------------------------
The Company Office, Inc.            La Crosse, WI          La Crosse, WI         La Crosse, WI            Accounts
                                                                                                          Fixtures
                                                                                                          General Intangibles
                                                                                                          Real Property
                                                                                                          Documents
                                                                                                          Instruments
-----------------------------------------------------------------------------------------------------------------------------

=======================================================================================================================
                                    Location of Chief    Places of
Company                             Executive Office     Business          Location of Collateral   Types of Collateral
-------                             -----------------    ---------         ----------------------   -------------------
=======================================================================================================================

-----------------------------------------------------------------------------------------------------------------------
The Company Factory, Inc.           La Crosse, WI        La Crosse, WI     La Crosse, WI            Accounts
                                                                                                    Equipment
                                                                                                    Fixtures
                                                                                                    General Intangibles
                                                                                                    Real Property
                                                                                                    Documents
                                                                                                    Instruments
                                                                                                    Inventory
-----------------------------------------------------------------------------------------------------------------------
The Company Store, Inc. (19)
-----------------------------------------------------------------------------------------------------------------------
Tweeds of Vermont, Inc. (20)
-----------------------------------------------------------------------------------------------------------------------
Tweeds, Inc.(21)                    Weehawken, NJ        Weehawken, NJ     Weehawken, NJ            Accounts
                                                         Roanoke, VA       Roanoke, VA              Equipment
                                                         LaCrosse, WI      LaCrosse, WI             Fixtures
                                                         Madison, WI       Madison, WI              General Intangibles
                                                         Kenoshat, WI      Kenoshat, WI             Inventory
                                                         Oshkosh, WI       Oshkosh, WI              Documents
                                                                                                    Instruments
                                                                                                    Ownership Interests
-----------------------------------------------------------------------------------------------------------------------
Tweeds, LLC (22)                    Weehawken, NJ        Weehawken, NJ     Weehawken, NJ            Accounts
                                                         Roanoke, VA       Roanoke, VA              Documents
                                                                                                    General Intangibles
                                                                                                    Instruments
                                                                                                    Inventory
=======================================================================================================================
York Fulfillment Company, Inc.(23)
=======================================================================================================================

=======================================================================================================================
                                    Location of Chief    Places of
Company                             Executive Office     Business          Location of Collateral   Types of Collateral
-------                             -----------------    ---------         ----------------------   -------------------
=======================================================================================================================

--------------------------------------------------------------------------------

(1) Hanover Direct, Inc. intends to liquidate Aegis Ventures, Inc. The corporation is inactive and has no assets.

(2) The McLean, Virginia store will be closed and vacated by September 30, 1998.

(3) Hanover Direct, Inc., intends to merge The Austad Company with and into Austad Holdings, Inc.

(4) Following the merger of The Austad Company with and into Austad Holdings, Inc., the name of Austad Holdings, Inc. is to be changed to The Austad Company.

(5) Brawn Wholesale Corp. has been inactive since early 1998 and will be dissolved by December 26, 1998.

(6) Colonial Garden Kitchens, Inc. is a newly formed entity which, following consummation of the transactions contemplated by the 12th Amendment to Loan and Security Agreement, will own the assets of the Hanover House and Colonial Garden Kitchens catalogs. All the assets located in Beachwood, Ohio will be moved to Weehawken, New Jersey by December 26, 1998.

(7) Company Store Holdings, Inc. is to merge with Tweeds, Inc.; the name of the surviving company is to be changed to Hanover Holding Corp.

(8) Domestications, LLC is a newly formed entity which, following consummation of the transactions contemplated by the 12th Amendment to Loan and Security Agreement, will own certain assets of the Domestications catalog.

(9) Hanover Direct, Inc. intends to liquidate Gump's Catalog, Inc. The corporation is inactive and has no assets.

(10) Hanover Company Store, LLC is a newly formed entity which, following consummation of the transactions contemplated by the 12th Amendment to Loan and Security Agreement, will own certain assets of The Company Store catalog.

(11)  Hanover Direct, Inc. intends to liquidate Hanover Finance Corporation.

(12) Hanover Home Fashions, LLC is a newly formed entity which, following consummation of the transactions contemplated by the 12th Amendment to Loan and Security Agreement, will own the primary ownership interests in Domestications, LLC and Hanover Company Store, LLC.

(13)  Hanover Direct, Inc. intends to dissolve Hanover Ventures, Inc.

(14) Hanover Women's Apparel, LLC is a newly formed entity which, following consummation of the transactions contemplated by the 12th Amendment to Loan

=======================================================================================================================
                                    Location of Chief    Places of
Company                             Executive Office     Business          Location of Collateral   Types of Collateral
-------                             -----------------    ---------         ----------------------   -------------------
=======================================================================================================================

--------------------------------------------------------------------------------

      and Security Agreement, will own the primary ownership interests in Tweeds, LLC and Silhouettes, LLC.

(15) Hanover Direct, Inc. intends to liquidate Hanover List Management, Inc. The corporation is inactive and has no assets.

(16) Hanover Direct, Inc. intends to liquidate Hanover Casuals, Inc. The corporation is inactive and has no assets.

(17)  LWI Retail, Inc. is to merge with and into LWI Holdings, Inc.

(18) Silhouettes, LLC is a newly formed entity which, following consummation of the transactions contemplated by the 12th Amendment to Loan and Security Agreement, will own certain assets of the Silhouettes catalog.

(19)  The Company Store, Inc. is to merge with and into Tweeds, Inc.

(20) Hanover Direct, Inc. intends to liquidate Tweeds of Vermont, Inc. The corporation is inactive and has no assets.

(21) Tweeds, Inc. still has a lease for property at 155 River Road in Edgewater, NJ but is subleasing a portion of the space and has no intention of recommencing operations at that facility prior to the lease expiration.

(22) Tweeds, LLC is a newly formed entity which, following consummation of the transactions contemplated by the 12th Amendment to Loan and Security Agreement, will own certain assets of the Tweeds catalog.

(23) Hanover Direct, Inc. intends to liquidate York Fulfillment Company, Inc. The corporation is inactive and has no assets.

                                Mailing Addresses

--------------------------------------------------------------------------------
Location                                  Addresses and Zip Codes
--------                                  -----------------------
--------------------------------------------------------------------------------
Beachwood, OH                             23297-99 Commerce Park Road, 44122
--------------------------------------------------------------------------------
Conewago Township, PA                     101 E. Kindig Lane, 17331
--------------------------------------------------------------------------------
Hanover, PA                               340 Poplar Street, 17331
                                          Baltimore Street, 17331
--------------------------------------------------------------------------------
Kenosha, WI                               7700 120th Avenue, 53142
--------------------------------------------------------------------------------
La Crosse, WI                             (a) 455 Park Plaza Drive, 54601
                                          (b) 2929 Airport Road, 54603
                                          301 Sky Harbor Drive, 54603
                                          2809 Losey Boulevard, 54601
--------------------------------------------------------------------------------
Los Angeles, CA                           9000-9006 Santa Monica Boulevard
--------------------------------------------------------------------------------
Madison, WI                               4050 University Avenue, 53705
--------------------------------------------------------------------------------
Mayfield Heights, OH                      5876 Mayfield Road, 44124
--------------------------------------------------------------------------------
McLean, VA                                7916 Tysons Corner Center, 22102
--------------------------------------------------------------------------------
Oshkosh, WI                               901 South Main Street, 54901
--------------------------------------------------------------------------------
Roanoke, VA (1)                           5022 Hollins Road, 24019
--------------------------------------------------------------------------------
San Francisco, CA                         135 Post Street, 94108
--------------------------------------------------------------------------------
San Diego, CA                             9369 Dowdy Drive, 92121
                                          3964 Fifth Avenue, 92103
                                          741 "F" Street, 92101
--------------------------------------------------------------------------------
Weehawken, NJ                             1500 Harbor Boulevard, 07087
--------------------------------------------------------------------------------

(1) The One Avery Row facility in Roanoke is not currently in use by Tweeds, Inc. and an attempt is being made to sublease the facility and sell the interest in the Partnership that owns it.

                                    EXHIBIT D
                                       TO
                  12th AMENDMENT TO LOAN AND SECURITY AGREEMENT

                                   Guarantors
             Chief Executive Offices, Principal Places of Business,
                        Locations and Types of Collateral

============================================================================================================================
                                      Location of Chief         Places of
Company                               Executive Office          Business       Location of Collateral    Types of Collateral
-------                               ----------------          --------       ----------------------    -------------------
----------------------------------------------------------------------------------------------------------------------------
Aegis Ventures, Inc. (1)
----------------------------------------------------------------------------------------------------------------------------
Aegis Retail Corporation (2)          Roanoke, VA           Roanoke, VA        Roanoke, VA               Documents
                                                                                                         Instruments
                                                                                                         Inventory
                                                                                                         Lease
                                                                                                         Equipment
                                                                                                         Fixtures
----------------------------------------------------------------------------------------------------------------------------
Aegis Safety Holdings, Inc.           Weehawken, NJ         Weehawken, NJ      Weehawken, NJ             Stock
----------------------------------------------------------------------------------------------------------------------------
American Down & Textile Company       La Crosse, WI         La Crosse, WI      La Crosse, WI             Accounts
                                                                                                         Equipment
                                                                                                         Fixtures
                                                                                                         General Intangibles
                                                                                                         Inventory
                                                                                                         Documents
                                                                                                         Instruments
----------------------------------------------------------------------------------------------------------------------------

============================================================================================================================
                                      Location of Chief         Places of
Company                               Executive Office          Business       Location of Collateral    Types of Collateral
-------                               ----------------          --------       ----------------------    -------------------
============================================================================================================================

----------------------------------------------------------------------------------------------------------------------------
Brawn Wholesale Corp. (3)             San Diego, CA
----------------------------------------------------------------------------------------------------------------------------
Company Store Holdings, Inc. (4)      Weehawken, NJ          Weehawken, NJ     Weehawken, NJ             Stock
                                                                                                         General Intangibles
                                                                                                         Accounts
----------------------------------------------------------------------------------------------------------------------------
D.M. Advertising, Inc.                Weehawken, NJ          Weehawken, NJ     Weehawken, NJ             Lease
                                                             Hanover, PA                                 Fixtures
                                                             Roanoke, VA                                 Equipment
----------------------------------------------------------------------------------------------------------------------------

============================================================================================================================
                                      Location of Chief         Places of
Company                               Executive Office          Business       Location of Collateral    Types of Collateral
-------                               ----------------          --------       ----------------------    -------------------
============================================================================================================================

----------------------------------------------------------------------------------------------------------------------------
Gump's Holdings, Inc.                 Weehawken, NJ         Weehawken, NJ      Weehawken, NJ             Stock
                                                                                                         General Intangibles
----------------------------------------------------------------------------------------------------------------------------
Gump's Catalog, Inc. (5)
----------------------------------------------------------------------------------------------------------------------------
Hanover Finance Corporation (6)
----------------------------------------------------------------------------------------------------------------------------
Hanover Home Fashions Group, LLC (7)  Weehawken, NJ         Roanoke, VA        Weehawken, NJ             Equipment
                                                                               LaCrosse, WI              Ownership Interests
                                                                               Roanoke, VA               Fixtures
----------------------------------------------------------------------------------------------------------------------------
Hanover Ventures, Inc. (8)            Weehawken, NJ
----------------------------------------------------------------------------------------------------------------------------
Hanover Women's Apparel, LLC (9)      Weehawken, NJ         Weehawken, NJ      Weehawken, NJ             Ownership Interests
----------------------------------------------------------------------------------------------------------------------------
Hanover List Management Inc. (10)
----------------------------------------------------------------------------------------------------------------------------
Hanover Casuals, Inc. (11)
----------------------------------------------------------------------------------------------------------------------------
Hanover Catalog Holdings, Inc.        Weehawken, NJ         Weehawken, NJ      Weehawken, NJ             General Intangibles
----------------------------------------------------------------------------------------------------------------------------
Hanover Direct, Inc.                  Weehawken, NJ         Weehawken, NJ      Weehawken, NJ             Accounts
                                                                                                         Stock
                                                                                                         General Intangibles
                                                                                                         Documents
                                                                                                         Instruments
----------------------------------------------------------------------------------------------------------------------------

=============================================================================================================================
                                      Location of Chief         Places of
Company                               Executive Office          Business          Location of Collateral  Types of Collateral
-------                               ----------------          --------          ----------------------  -------------------
=============================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------
Keystone Fulfillment, Inc.            Weehawken, NJ         Weehawken, NJ         Weehawken, NJ
-----------------------------------------------------------------------------------------------------------------------------
LWI Retail, Inc. (12)                 Mayfield Heights, OH  Mayfield Heights, OH  Mayfield Heights, OH    Accounts
                                                                                                          Inventory
                                                                                                          Lease
                                                                                                          Fixtures
                                                                                                          Equipment
                                                                                                          Documents
                                                                                                          Instruments
-----------------------------------------------------------------------------------------------------------------------------
Scandia Down Corporation              Weehawken, NJ         Weehawken, NJ         Weehawken, NJ           Documents
                                                                                                          General Intangibles
                                                                                                          Instruments
-----------------------------------------------------------------------------------------------------------------------------
The Company Office, Inc.              La Crosse, WI         La Crosse, WI         La Crosse, WI           Accounts
                                                                                                          Fixtures
                                                                                                          General Intangibles
                                                                                                          Real Property
                                                                                                          Documents
                                                                                                          Instruments
-----------------------------------------------------------------------------------------------------------------------------
The Company Factory, Inc.             La Crosse, WI         La Crosse, WI         La Crosse, WI           Accounts
                                                                                                          Equipment
                                                                                                          Fixtures
                                                                                                          General Intangibles
                                                                                                          Real Property
                                                                                                          Documents
                                                                                                          Instruments
                                                                                                          Inventory
-----------------------------------------------------------------------------------------------------------------------------
Tweeds of Vermont, Inc. (13)
-----------------------------------------------------------------------------------------------------------------------------
York Fulfillment Company, Inc.(14)
=============================================================================================================================

=============================================================================================================================
                                      Location of Chief         Places of
Company                               Executive Office          Business          Location of Collateral  Types of Collateral
-------                               ----------------          --------          ----------------------  -------------------
=============================================================================================================================


--------------------------------------------------------------------------------

(1) Hanover Direct, Inc. intends to liquidate Aegis Ventures, Inc. The corporation is inactive and has no assets.

(2) The McLean, Virginia store will be closed and vacated by September 30, 1998.

(3) Brawn Wholesale Corp. has been inactive since early 1998 and will be dissolved by December 26, 1998.

(4) Company Store Holdings, Inc. is to merge with Tweeds, Inc., the name of the surviving company is to be changed to Hanover Holding Corp.

(5) Hanover Direct, Inc. intends to liquidate Gump's Catalog, Inc. The corporation is inactive and has no assets.

(6)   Hanover Direct, Inc. intends to liquidate Hanover Finance Corporation.

(7) Hanover Home Fashions, LLC is a newly formed entity which, following consummation of the transactions contemplated by the 12th Amendment to Loan and Security Agreement, will own the primary ownership interests in Domestications, LLC and Hanover Company Store, LLC.

(8)   Hanover Direct, Inc. intends to dissolve Hanover Ventures, Inc.

(9) Hanover Women's Apparel, LLC is a newly formed entity which, following consummation of the transactions contemplated by the 12th Amendment to Loan and Security Agreement, will own the primary ownership interests in Tweeds, LLC and Silhouettes, LLC.

(10) Hanover Direct, Inc. intends to liquidate Hanover List Management, Inc. The corporation is inactive and has no assets.

(11) Hanover Direct, Inc. intends to liquidate Hanover Casuals, Inc. The corporation is inactive and has no assets.

(12)  LWI Retail, Inc. is to merge with and into LWI Holdings, Inc.

(13) Hanover Direct, Inc. intends to liquidate Tweeds of Vermont, Inc. The corporation is inactive and has no assets.

(14) Hanover Direct, Inc. intends to liquidate York Fulfillment Company, Inc. The corporation is inactive and has no assets.

                                Mailing Addresses

--------------------------------------------------------------------------------
Location                                 Addresses and Zip Codes
--------                                 -----------------------
--------------------------------------------------------------------------------
Beachwood, OH                            23297-99 Commerce Park Road, 44122
--------------------------------------------------------------------------------
Conewago Township, PA                    101 E. Kindig Lane, 17331
--------------------------------------------------------------------------------
Hanover, PA                              340 Poplar Street, 17331
                                         Baltimore Street, 17331
--------------------------------------------------------------------------------
Kenosha, WI                              7700 120th Avenue, 53142
--------------------------------------------------------------------------------
La Crosse, WI                            (a) 455 Park Plaza Drive, 54601
                                         (b) 2929 Airport Road, 54603
                                         301 Sky Harbor Drive, 54603
                                         2809 Losey Boulevard, 54601
--------------------------------------------------------------------------------
Los Angeles, CA                          9000-9006 Santa Monica Boulevard
--------------------------------------------------------------------------------
Madison, WI                              4050 University Avenue, 53705
--------------------------------------------------------------------------------
Mayfield Heights, OH                     5876 Mayfield Road, 44124
--------------------------------------------------------------------------------
McLean, VA                               7916 Tysons Corner Center, 22102
--------------------------------------------------------------------------------
Oshkosh, WI                              901 South Main Street, 54901
--------------------------------------------------------------------------------
Roanoke, VA (1)                          5022 Hollins Road, 24019
--------------------------------------------------------------------------------
San Francisco, CA                        135 Post Street, 94108
--------------------------------------------------------------------------------
San Diego, CA                            9369 Dowdy Drive, 92121
                                         3964 Fifth Avenue, 92103
                                         741 "F" Street, 92101
--------------------------------------------------------------------------------
Weehawken, NJ                            1500 Harbor Boulevard, 07087
--------------------------------------------------------------------------------

(1) The One Avery Row facility in Roanoke is not currently in use by Tweeds, Inc. and an attempt is being made to sublease the facility and sell the interest in the Partnership that owns it.